UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

JOHNSON OUTDOORS INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

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JOHNSON OUTDOORS INC.
555 MAIN STREET
RACINE, WISCONSIN 53403
January 9, 2026
Dear Fellow Stockholders:
You are cordially invited to join us for our 2026 Annual Meeting of Stockholders, which will be held on Thursday, February 26, 2026, at 8:00 a.m., central standard time. The annual meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the annual meeting as well as vote and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/JOUT2026 and entering the 16-digit control number included on your Notice or Proxy Card or the instructions that accompanied your proxy materials.
The Notice of Annual Meeting of Stockholders and the Proxy Statement that follow describe the business to be conducted at the annual meeting. Members of our Board of Directors and executive officer team will participate in the annual meeting and be available to answer questions regarding the Company.
Your vote is very important. Whether or not you attend or participate in the virtual meeting, we encourage you to submit your proxy through the Internet or by mail. This will ensure that your shares are represented at the meeting. Even if you submit a proxy, you may revoke it at any time before it is voted. If you attend the meeting and wish to vote online during the virtual meeting, you will be able to do so using the 16-digit control number included on your Notice of Annual Meeting or Proxy Card or the instructions that accompanied your proxy materials.
We appreciate your continued support of our Company.

Sincerely

HELEN P. JOHNSON-LEIPOLD
Chairman of the Board

JOHNSON OUTDOORS INC.
555 MAIN STREET
RACINE, WISCONSIN 53403
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 26, 2026
AS A VIRTUAL MEETING

Date: February 26, 2026 Time: 8:00 a.m., central standard time Place: www.virtualshareholdermeeting.com/JOUT2026 Record Date: December 18, 2025
Agenda:

(1)
To elect nine directors to serve for the ensuing year.

(2)
To ratify the appointment of RSM US LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending October 2, 2026.

(3)
To approve a non-binding advisory proposal on executive compensation.

(4)
To consider and act on a proposal to adopt and approve amending the Johnson Outdoors Inc. 2020 Long-Term Stock Incentive Plan to increase the number of shares of Class A common stock available to be issued under the plan.

(5)
To consider and act on a proposal to adopt and approve amending the Johnson Outdoors Inc. 2023 Non-Employee Director Stock Ownership Plan to increase the number of shares of Class A common stock available to be issued under the plan.

(6)
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on Thursday, December 18, 2025, will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. Holders of Class A common stock, voting as a separate class, are entitled to elect three directors and holders of Class B common stock, voting as a separate class, are entitled to elect the remaining directors. The holders of Class A common stock and Class B common stock, voting together, as a single class, are entitled to vote on the proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year, the non-binding advisory proposal on executive compensation, the proposals to adopt and approve amendments to the Johnson Outdoors Inc. 2020 Long-Term Stock Incentive Plan and the Johnson Outdoors Inc. 2023 Non-Employee Director Stock Ownership Plan and to transact such other business as may properly come before the meeting of any adjournment or postponement thereof. All shareholders of record are cordially invited to attend and participate in the meeting virtually. Shareholders of record may vote and submit questions while connected to the Annual Meeting on the Internet. Whether or not you plan to attend and participate in the virtual annual meeting, please complete, sign, date and return the enclosed proxy in the accompanying self-addressed postage pre-paid envelope or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet (or, if your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct it to vote your shares) as soon as possible. If you attend and participate in the virtual meeting and wish to vote during the virtual meeting, you will be able to do so using the 16-digit control number included on your Notice or Proxy Card or the instructions that accompanied your proxy materials.

By Order of the Board of Directors

Secretary & Senior Managing Director, Legal Services
Racine, Wisconsin
January 9, 2026

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information you should consider, and you should read the entire proxy statement and our Fiscal 2025 Annual Report on Form 10-K carefully before voting.
2026 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	February 26, 2026 at 8:00 a.m., central standard time
Place:	www.virtualshareholdermeeting.com/JOUT2026
Record Date:	December 18, 2025

VOTING MATTERS AND BOARD RECOMMENDATION

Voting Matter		Board Recommendation	Page Number with More Information
Proposal 1:	To elect nine directors to serve for the ensuing year.	FOR each nominee	6
Proposal 2:	To ratify the appointment of RSM US LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending October 2, 2026.	FOR	20
Proposal 3:	To approve a non-binding advisory proposal on executive compensation.	FOR	48
Proposal 4:	To adopt and approve an amendment to the Johnson Outdoors Inc. 2020 Long-Term Stock Incentive Plan to increase the number of shares available thereunder for awards to participants.	FOR	51
Proposal 5:	To adopt and approve an amendment to the Johnson Outdoors Inc. 2023 Non-Employee Director Stock Ownership Plan to increase the number of shares available thereunder for awards to participants.	FOR	57

DIRECTOR NOMINEES

				Committee Memberships
Nominee	Age	Director Since	Independent	A	C	E	NCGC
Class A
John M. Fahey, Jr.	74	2001	✔		✔	✔	C
Paul G. Alexander	65	2021	✔				✔
Jeffrey M. Stutz	55	2023	✔	✔
Class B
Helen P. Johnson-Leipold	69	1994				✔
Katherine Button Bell	67	2014	✔		C		✔
Edward Stevens	57	2016	✔	✔			✔
Edward F. Lang	63	2006	✔	C			✔
Richard (“Casey”) Sheahan	70	2014	✔	✔	✔
Liliann Annie Zipfel	57	2021	✔		✔

A	Audit Committee
C	Compensation Committee
E	Executive Committee
NCGC	Nominating & Corporate Governance Committee

1

PROXY STATEMENT SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS

•	8 of 9 Director Nominees are Independent	•	Code of Ethics for Senior Officers
•	Annual Election of All Directors	•	Non-Employee Directors Regularly Meet Without Management Present
•	Annual Board and Committee Evaluations	•	Code of Conduct for Employees and Directors
•	Oversight of Risk Management (including with respect to the design of compensation programs, Enterprise Risk Management, and Cybersecurity)	•	Formal Corporate Governance Guidelines

2025 COMPENSATION
SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Helen P. Johnson-Leipold, Chairman and Chief Executive Officer	2025	$924,419	$207,994	$1,150,000	$458,315	$26,400	$2,767,128
	2024	$893,918	—	$1,150,016	—	$37,386	$2,081,320
	2023	$860,821	$92,969	$1,149,478	—	$44,483	$2,147,751
David W. Johnson, Vice President and Chief Financial Officer	2025	$511,052	$66,756	$525,000	$154,839	$15,693	$1,273,340
	2024	$494,190	—	$524,982	—	$26,632	$1,045,804
	2023	$472,424	$196,770	$524,984	—	$32,443	$1,226,621

For more information, visit page 33.

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PROXY STATEMENT SUMMARY

EXECUTIVE COMPENSATION HIGHLIGHTS

✔	Members of Compensation Committee are Independent
✔	Pay for Performance
✔	No Tax Gross-up for Compensation Programs
✔	Clawback Policy
✔	No Employment Agreements
✔	No Severance or Termination Pay to Named Executive Officers

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JOHNSON OUTDOORS INC.
555 Main Street
Racine, Wisconsin 53403
PROXY STATEMENT
For The 2026 Annual Meeting of Shareholders
To Be Held Virtually On February 26, 2026
Important Notice Regarding the Availability of Proxy Materials for the
2026 Virtual Annual Meeting of Shareholders to be held on February 26, 2026:

The Notice of Annual Meeting, this Proxy Statement and the Accompanying Annual Report on Form 10-K are Available at www.proxyvote.com
This Proxy Statement, which is first being mailed on or about January 9, 2026, to shareholders of record as of the close of business on December 18, 2025, is furnished in connection with the solicitation of proxies by the Board of Directors of Johnson Outdoors Inc. (the “Company”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, to be used at the Annual Meeting of Shareholders of the Company to be held virtually on Thursday, February 26, 2026 at 8:00 a.m., central standard time, at the following weblink: www.virtualshareholdermeeting.com/JOUT2026 and at any adjournment or postponement thereof (the “Annual Meeting”).
You may vote in any of the following ways:
1)
attend the Annual Meeting virtually and vote online during the meeting using your 16-digit control number included on your Notice of Annual Meeting or Proxy Card or the instructions that accompanied your proxy materials. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement. If you do not comply with the procedures, you will not be admitted to, or able to participate in, the virtual Annual Meeting;

2)	complete the enclosed proxy card and then sign, date and return it in the postage pre-paid envelope provided; or
3)	vote by telephone or the Internet by following the instructions supplied on the proxy card.
If you submit a proxy now, your right to vote at the Annual Meeting is not waived should you decide to attend and vote online during the virtual meeting.
Shares represented by a properly executed proxy will be voted at the Annual Meeting and, when instructions have been given by the shareholder, will be voted in accordance with those instructions. If you submit a proxy without giving voting instructions, the persons named as proxies on the proxy card will vote your shares: (1) FOR the election of the directors named in this Proxy Statement, (2) FOR the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2026, (3) FOR approval of the non-binding advisory proposal on executive compensation, (4) FOR adoption and approval of the amendment to the Johnson Outdoors Inc. 2020 Long-Term Stock Incentive Plan to increase the number of shares available thereunder for awards to participants, and (5) FOR adoption and approval of the amendment to the Johnson Outdoors Inc. 2023 Non-Employee Director Stock Ownership Plan to increase the number of shares available thereunder for awards to participants.
As of the date of this Proxy Statement, the Company does not expect any matters to be voted upon at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders. If any other matters properly come before the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, a properly executed proxy gives the persons named as proxies on the proxy card authority to vote on such matters. The individuals named and acting as proxies will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting.

4

PROXY STATEMENT

You may revoke your proxy at any time before it is actually voted by giving written notice of revocation to the Secretary of the Company, by attending the Annual Meeting virtually and voting online or by submitting a duly executed proxy to the Company bearing a later date. Attendance and participating online in the Annual Meeting will not, by itself, revoke a proxy. If you have given voting instructions to a broker, nominee, fiduciary or other custodian that holds your shares in “street name,” you may revoke those instructions by following the directions given by the broker, nominee, fiduciary or other custodian. If a shareholder properly signs and returns the proxy card but does not specify how to vote, then the shareholder’s shares will be voted FOR the election of the directors listed in the enclosed proxy, FOR the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year, FOR approval of the non-binding advisory proposal on executive compensation, FOR adoption and approval of the amendment to the Johnson Outdoors Inc. 2020 Long-Term Stock Incentive Plan to increase the number of shares available thereunder for awards to participants and FOR adoption and approval of the amendment to the Johnson Outdoors Inc. 2023 Non-Employee Director Stock Ownership Plan to increase the number of shares available thereunder for awards to participants.
Telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders voting via the Internet should understand that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that the shareholder must bear.
The record date for shareholders entitled to notice of and to vote at the Annual Meeting is December 18, 2025. On the record date, the Company had outstanding and entitled to vote 9,246,844 shares of Class A common stock and 1,206,210 shares of Class B common stock. A majority of the votes entitled to be cast at the Annual Meeting, represented either in person (including attending virtually) or by proxy, shall constitute a quorum with respect to the meeting. Holders of Class A common stock, voting as a separate class, elect three directors and are entitled to one vote per share for directors designated to be elected by holders of Class A common stock. Holders of Class B common stock elect the remaining directors and are entitled to one vote per share for directors designated to be elected by holders of Class B common stock. Holders of Class A common stock and Class B common stock voting together as a single voting group are entitled to vote on the proposal to ratify RSM US LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year, to vote to approve the non-binding advisory proposal on executive compensation, to vote to adopt and approve the amendment to the Johnson Outdoors Inc. 2020 Long-Term Stock Incentive Plan to increase the number of shares available thereunder for awards to participants, and to vote to adopt and approve the amendment to the Johnson Outdoors Inc. 2023 Non-Employee Director Stock Ownership Plan to increase the number of shares available thereunder for awards to participants. The holders of Class A common stock are entitled to one vote per share, while holders of Class B common stock are entitled to ten votes per share on these proposals where Class A common stock and Class B common stock vote together as a single voting group. Approval of any other matter not specified in the Notice of Annual Meeting of Shareholders that may properly be presented at the Annual Meeting will require that the number of votes properly cast in favor of such matter exceed the number of votes properly cast against such matter, with the holders of the Class A common stock entitled to one vote per share and the holders of Class B common stock entitled to ten votes per share. Abstentions and broker non-votes (i.e., shares held by brokers in “street name,” voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement but will not count toward the determination of whether the directors are elected or whether such other matters are approved. The Inspector of Election appointed by our Board of Directors will count the votes and ballots.

Notice: The Annual Report to Shareholders, which contains certain additional information about the Company not required to be included in our Annual Report on Form 10-K, is available this year to shareholders at https://www.johnsonoutdoors.com/annual-report, 24 hours a day and free of charge. The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement.

5

PROPOSAL 1: ELECTION OF DIRECTORS
Nine directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected. The Company’s Articles of Incorporation provide that holders of the Company’s Class A common stock have the right to elect 25 percent, or the next highest whole number, of the authorized number of directors and the holders of the Company’s Class B common stock are entitled to elect the remaining directors. At the Annual Meeting, holders of Class A common stock will be entitled to elect three directors and holders of Class B common stock will be entitled to elect six directors. John M. Fahey, Jr., Paul G. Alexander and Jeffrey M. Stutz (the “Class A Directors”) are the Board nominees designated to be voted on by the holders of Class A common stock, and Helen P. Johnson-Leipold, Katherine Button Bell, Edward F. Lang, Richard (“Casey”) Sheahan, Edward Stevens, and Liliann Annie Zipfel (the “Class B Directors”) are the Board nominees designated to be voted on by the holders of Class B common stock. As indicated below, the individuals nominated by our Board of Directors are all incumbent directors.
Properly completed proxies (whether by Internet, telephone or mail) received from holders of Class A common stock will, unless otherwise directed, be voted for the three nominee Class A Directors and properly completed proxies (whether by Internet, telephone or mail) received from holders of Class B common stock will, unless otherwise directed, be voted for the six nominee Class B Directors. Proxies of holders of Class A common stock cannot be voted for more than three persons and proxies of holders of Class B common stock cannot be voted for more than six persons. Class A Directors are elected by a plurality of the votes cast by the holders of Class A common stock and Class B Directors are elected by a plurality of the votes cast by the holders of Class B common stock, in each case assuming a quorum is present at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast by holders of the class of common stock entitled to vote in the election of such directors are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting by such class. Consequently, the nine directors receiving the most votes, taking into account the Company’s two class voting structure, will be elected to the Board of Directors.
Director Qualifications
The following table provides information as of the date of this Proxy Statement about each nominee for election to the Board of Directors at the Annual Meeting. The Company anticipates the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors and taking into account our two class voting structure, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors). The information presented includes information each nominee or director has given the Company about his or her age, his or her principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. The Nominating and Corporate Governance Committee regularly evaluates the mix of experience, qualifications, attributes and skills of the Company’s directors using a matrix of areas that the Committee considers important for the Company’s business and its strategic objectives. In addition to the information presented below regarding the nominee’s specific experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee to the conclusion that the nominee should serve as a director, the Nominating and Corporate Governance Committee also considered the qualifications and criteria described below under “Corporate Governance Matters – Director Nominations” with the objective of creating a complementary mix of directors.

6

PROPOSAL 1: ELECTION OF DIRECTORS

Class A Directors

Paul G. Alexander
Age: 65 Director Since: 2021
Former Chief Marketing Officer for the Boston University Questrom School of Business. He was responsible for the design, execution and assessment of marketing and communications strategies and plans that build Questrom’s global visibility and brand reputation in support of the Business School’s strategic goals. Prior to joining Questrom, Mr. Alexander was the Chief Marketing and Communications Officer of Eastern Bank based in Boston, Massachusetts from 2015 to June 2021. Before Eastern Bank, Mr. Alexander served as Executive Vice President and Chief Communications Officer for Liberty Mutual Insurance, where he held responsibility for all corporate brand marketing, advertising, communications, public relations, meeting management and event strategy, and major sports sponsorships. Previously, he was Vice President of Global Advertising and Design for the Campbell Soup Company. Prior to Campbell’s, he spent fifteen years at Procter and Gamble as a Director of Advertising Development and a Brand Manager. Mr. Alexander serves on the Executive Committee of the Board of the Association of National Advertisers (ANA), the largest marketing trade association in the U.S., where he serves as Treasurer and Chair of the Finance Committee. He is also chair of the Board of Directors for The Partnership, Incorporated. Mr. Alexander’s extensive experience in branding, marketing, communications, strategy, along with his general business skills, led to the determination that he should serve as a director.

John M. Fahey, Jr.
Age: 74 Director Since: 2001
Appointed Lead-Independent Director at Johnson Outdoors Inc., in 2022. Non-Executive Chairman of the Board of Directors of Time Inc., from June 28, 2017 to April 2018, previously serving as Lead Independent Director. Retired as Chairman of the National Geographic Society, a nonprofit scientific and educational organization, in 2016; served as its CEO from 1998 through 2013. President of the National Geographic Society from 1998 to December 2010. Member of the Board of Regents of the Smithsonian Institution since 2014 and Director of Lindblad Expeditions Holdings. The skills and experience acquired by Mr. Fahey through these positions, which led to the conclusion that he should serve as a director, include leadership, strategic planning, international business, corporate transactions and enterprise risk management, together with familiarity with several of the Company’s markets and industries.

Jeffrey M. Stutz
Age: 55 Director Since: 2023
Chief Operating Officer at MillerKnoll, Inc. For MillerKnoll, Mr. Stutz Oversees the International Contract Business, global manufacturing and distribution operations, and the company’s Europe-based brands, including HAY, Muuto, Colebrook Bosson Saunders (CBS), and NaughtOne. Previously, Mr. Stutz was Miller Knoll’s Chief Financial Officer for over ten years, managing all aspects of global financial operations for the company. Jeff initially joined Herman Miller in 2001 as Manager of Consolidations and External Reporting. And he was a key architect of the transformative merger of Herman Miller with Knoll Furniture. In subsequent years he served in a range of finance leadership positions, including Vice President of Investor Relations, Corporate Treasurer, and Chief Accounting Officer. In 2015 Jeff assumed the role of Chief Financial Officer and played a key role helping navigate the company through periods of both macro-economic challenges as well as opportunistic growth. Mr. Stutz also served as President of the Geiger and DatesWeiser furniture brands. Prior to joining MillerKnoll (formerly known as Herman Miller, Inc.) in 2001, he worked at Donnelly Corporation, a publicly traded automotive supplier based in Holland, Michigan, where he held roles in financial operations and corporate accounting. Mr. Stutz’s extensive experience in the areas of finance, accounting, public company reporting, M&A, capital markets and his general business skills, led to the determination that he should serve as a director.

7

PROPOSAL 1: ELECTION OF DIRECTORS

Class B Directors

Helen P. Johnson-Leipold
Age: 69 Director Since: 1994
Chairman and Chief Executive Officer of the Company since 1999. Chairman and Director of Johnson Bank and Johnson Financial Group, Inc., Director of S.C. Johnson, a global manufacturer of household consumer products. Chairman of The Johnson Foundation at Wingspread and its Board of Trustees. These experiences, along with 15 years in various executive positions at S.C. Johnson & Son, Inc. and 8 years at Foote, Cone & Belding Advertising, have provided Ms. Johnson-Leipold with extensive leadership and management experience; including, strategic planning, marketing, new product development, market research, operations, manufacturing, corporate communication, corporate transactions, international business, as well as a deep knowledge of the Company’s industry, businesses and strategic evolution, all of which led to the determination that she is particularly qualified to serve as a director.

Liliann Annie Zipfel
Age: 57 Director Since: 2021
Former Executive Vice President of Media at Ovative, a digital media and measurement agency that buys and measures media. In this role, Ms. Zipfel was responsible for leading the teams that buy and optimize a myriad of media types for a wide range of clients across retail, consumer goods, healthcare and non-profits. Prior to this role, Ms. Zipfel was Senior Vice President and Chief Marketing Officer at Andersen Corporation from 2018 to September, 2022. At Andersen, Ms. Zipfel was responsible for enterprise brand management, all digital, web, social media, product management, customer insight and analytics, and specialty business portfolio. Ms. Zipfel has spent her career in marketing serving in a variety of leadership roles in retail and consumer goods organizations. Prior to her role at Andersen Corporation, Ms. Zipfel served as Starbucks’ Global Vice President of Category and Brand for the Roastery and Reserve brands from 2015 to 2018, the company’s premium and flagship segments. Prior to this role, Ms. Zipfel held marketing leadership positions at REI, Target Corporation and General Mills. Ms. Zipfel’s extensive experience in marketing, customer insights and analytics, digital strategy, retail and ecommerce, along with her business strategy skills, led to the determination that she should serve as a director.

Katherine Button Bell
Age: 67 Director Since: 2014
Ms. Button Bell served as the first Chief Marketing Officer of Emerson Electric Co. from 1999 to her December 2022 retirement. In that role, she also served as Senior Vice President and a member of Emerson’s Office of the Chief Executive since 2016. Ms. Button Bell was Director of the Board of Business Marketing Association from 2010 to 2017, its Chairwoman from 2013 to 2014, and Vice Chairwoman from 2012 to 2013. She was inducted into the ANA Business Association Marketing Hall of Fame in 2018. In the past, she’s also served as Director and member of the Compensation Committee of Sally Beauty Holdings, held senior marketing positions at Converse Inc. and Wilson Sporting Goods, and was President of Button Brand Development, a strategic marketing consulting firm. Ms. Button Bell brings her expertise in global marketing, digital strategy and market research, as well as her outdoor industry experience, to her role as a director.

8

PROPOSAL 1: ELECTION OF DIRECTORS

Edward Stevens
Age: 57 Director Since: 2016
Founder and Chief Executive Officer of Scoot, Inc., a next generation sales environment, since July 2017. Chairman of the Board for Demand Q, a software-based peak demand energy solution since March 2018. Board member of Cellucomp, a sustainable materials manufacturing company. Strategic Board Advisor for KIBO Software, Inc., an eCommerce platform from November, 2016 to October, 2017, and Chief Operating Officer of KIBO from December, 2015 to November, 2016. Founder and Chief Executive Officer of Shopatron, a leading provider of cloud-based, eCommerce order management systems from 2001 to 2015. Mr. Stevens’ extensive experience in digital strategy, ecommerce, and omni-channel distribution, along with his international business strategy skills, led to the determination that he should serve as a director.

Edward F. Lang
Age: 63 Director Since: 2006
Senior Financial Advisor to Gayle Benson, Owner and CEO of the New Orleans Saints, a National Football League team, and the New Orleans Pelicans, a National Basketball Association team. Senior Vice President and Chief Financial Officer of the New Orleans Saints and New Orleans Pelicans from 2012 until 2025. President of Business Operations and Alternate Governor of the Nashville Predators, a National Hockey League team, from 2007 to 2010. Executive Vice President of Finance and Administration and Chief Financial Officer of the Nashville Predators from 2004 until 2007 and Senior Vice President and Chief Financial Officer of the Nashville Predators from 1997 until 2003. Mr. Lang has broad experience in financial matters, accounting and auditing from his activities as a chief financial officer, together with experience in corporate transactions, operations and enterprise risk management. Mr. Lang also has experience in leisure industries and consumer products. This broad financial and other business experience led to the conclusion that he should serve as a director.

Richard (“Casey”) Sheahan
Age: 70 Director Since: 2014
Former Chief Executive Officer of Simms Fishing Products LLC, a company engaged in the manufacturing, marketing and sale of fishing related products for anglers to stay dry and protected from the elements, from November 1, 2017 to October, 2022. President of Keen Footwear, a company engaged in the business of the marketing, sale and distribution of footwear, from October 1, 2016 to October 31, 2017. President and CEO of Patagonia, Inc. and Lost Arrow Corporation from 2005 to 2014. Director and member of the Executive Committee of the Outdoor Industry Association from 2009 to 2014. Mr. Sheahan previously held senior leadership and marketing positions at Kelty, Inc., Wolverine Worldwide, Inc., Merrell Outdoor Division and Nike, Inc., and served in a variety of senior positions with several outdoor-oriented publications. Mr. Sheahan’s extensive experience in the outdoor industry, along with his skills in marketing, leadership and sustainable business practices led to the determination that he should serve as a director. In addition to Johnson Outdoors, Mr. Sheahan is also a member of the Board of Directors of WyoFile - an independent, member-supported, public-interest news service reporting on the people, places and policy of the State of Wyoming.

Board of Directors Recommendation

The Company’s Board of Directors recommends that shareholders vote “FOR” the election of each nominee listed above as a director of Johnson Outdoors Inc.

9

DIRECTORS’ MEETINGS AND COMMITTEES
Meetings and Attendance
The Board of Directors has standing Executive, Audit, Compensation, and Nominating and Corporate Governance Committees. During the year ended October 3, 2025 (“fiscal 2025”), there were six meetings of the Board of Directors, seven meetings of the Audit Committee, four meetings of the Compensation Committee, two meetings of the Nominating and Corporate Governance Committee and no meetings of the Executive Committee. Each director attended at least 75 percent of the aggregate number of (i) meetings of the Board of Directors held during the period for which he or she was a director during fiscal 2025 and (ii) meetings of the committees on which the director served during fiscal 2025.
Executive sessions or meetings of outside (non-management) directors without management present are held regularly for a general discussion of relevant subjects. In fiscal 2025, the outside directors met in executive session at least two times in accordance with the requirements of the NASDAQ Stock Market.

Name	Executive Committee	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John M. Fahey, Jr.
Jeffrey M. Stutz
Paul G. Alexander
Helen P. Johnson-Leipold
Katherine Button Bell
Edward Stevens
Edward F. Lang
Richard (“Casey”) Sheehan
Liliann Annie Zipfel

10

DIRECTORS’ MEETINGS AND COMMITTEES

Committees

Executive Committee Committee Members Helen P. Johnson-Leipold John M. Fahey, Jr. Number of meetings in 2025: 0	Key Responsibilities

The Executive Committee assists the Board of Directors in developing and evaluating general corporate policies and objectives and in discharging the Board of Directors’ responsibilities with respect to the management of the business and affairs of the Company when it is impracticable for the full Board to act. Present members of the Executive Committee are Ms. Johnson-Leipold and Mr. Fahey.

Audit Committee Committee Members Edward F. Lang Edward Stevens Jeffrey M. Stutz Richard (“Casey”) Sheahan Number of meetings in 2025: 7	Key Responsibilities

The Audit Committee presently consists of Messrs. Lang (Chairman), Stevens, Stutz and Sheahan. The Audit Committee’s primary duties and responsibilities are to: (1) appoint the Company’s independent registered public accounting firm and determine its compensation; (2) serve as an independent and objective party to monitor the Company’s compliance with legal and regulatory requirements and the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures; (3) review, evaluate and oversee the audit efforts of the Company’s independent registered public accounting firm and internal auditors; (4) provide an open avenue of communication among the independent registered public accounting firm, management, the internal auditors and the Board of Directors; and (5) prepare the Audit Committee Report required to be included in the Company’s annual proxy statement. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee’s report required by the rules of the Securities and Exchange Commission (“SEC”) appears beginning on page 18.

Compensation Committee Committee Members Katherine Button Bell John M. Fahey, Jr. Richard (“Casey”) Sheahan Liliann Annie Zipfel Number of meetings in 2025: 4	Key Responsibilities

The Compensation Committee presently consists of Ms. Button Bell (Chairman), Messrs. Fahey and Sheahan and Ms. Zipfel. The Compensation Committee administers the Company’s compensation programs and the compensation of the Company’s directors, officers and, at the option of the Committee, other managerial personnel of the Company and its subsidiaries, including, without limitation, fixing the cash compensation of such persons, establishing and administering benefit plans for such persons and determining benefits thereunder. Generally, the Compensation Committee also administers all incentive compensation and equity-based plans, such as stock option, restricted stock and restricted stock unit plans, in accordance with the terms of such plans, and approves awards under the incentive compensation and equity-based plans. The Compensation Committee also reviews and makes recommendations to the Board of Directors with respect to the compensation of the Company’s outside directors.

11

DIRECTORS’ MEETINGS AND COMMITTEES

Nominating and Corporate Governance Committee Committee Members John M. Fahey, Jr. Edward F. Lang Edward Stevens Katherine Button Bell Paul G. Alexander Number of meetings in 2025: 2	Key Responsibilities

The Nominating and Corporate Governance Committee presently consists of Messrs. Fahey (Chairman), Lang, Stevens and Alexander, and Ms. Button Bell. The Nominating and Corporate Governance Committee provides assistance to the Board of Directors in fulfilling its responsibilities by: (1) identifying individuals qualified to become directors and recommending to the Board of Directors candidates for all directorships to be filled by the Board of Directors or by the shareholders of the Company; (2) identifying directors qualified to serve on the committees established by the Board of Directors and recommending to the Board of Directors members for each committee to be filled by the Board of Directors; (3) reporting annually to the Board of Directors regarding the Nominating and Corporate Governance Committee’s evaluation and assessment of the performance of the Board, and (4) taking a leadership role in shaping the corporate governance of the Company.

Charters of Committees
The Board of Directors has adopted a written charter for each of its Committees which may be amended from time to time. The Company makes available copies of each of these charters on its website at www.johnsonoutdoors.com, 24 hours a day and free of charge. The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement.

12

CORPORATE GOVERNANCE MATTERS
The Company is committed to establishing and maintaining high standards of corporate governance, which are intended to serve the long-term interests of the Company and its shareholders. The Board of Directors has adopted Corporate Governance Guidelines which the Company has published on its website at www.johnsonoutdoors.com.
Director Independence
The Board of Directors has determined that the Company is a “Controlled Company,” as defined in NASDAQ Stock Market Listing Rule 5615(a)(7). The Board has based this determination on the fact that Helen P. Johnson-Leipold is deemed to be the beneficial owner of more than 50 percent of the voting power of the Company. The Company, therefore, is exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and the requirement to maintain a Nominating and Corporate Governance Committee and a Compensation Committee composed entirely of independent directors. Notwithstanding such exemption, the Board of Directors has reviewed the independence of the nominees for election to the Board at the Annual Meeting under the applicable standards of the NASDAQ Stock Market. Based upon this review, of the nine nominees, the Board of Directors has determined that each of the following nominee directors was independent under the NASDAQ listing standards:

Paul G. Alexander
Katherine Button Bell
John M. Fahey, Jr.
Edward F. Lang
Richard (“Casey”) Sheahan
Edward Stevens
Jeffrey M. Stutz
Liliann Annie Zipfel

The Board of Directors determined that Ms. Johnson-Leipold was not independent in accordance with the NASDAQ standards because she is an executive officer of the Company.
Board Leadership Structure
The Board of Directors determines whether it is appropriate to combine or separate the roles of Chairman of the Board and Chief Executive Officer depending on the Company’s circumstances at the time. Ms. Johnson-Leipold currently serves as the Company’s Chief Executive Officer and as Chairman of the Board of Directors. Ms. Johnson-Leipold possesses extensive experience in the industries in which the Company operates, and in-depth knowledge of the issues, opportunities and challenges the Company faces, and is thus best positioned to develop agendas and highlight issues that ensure that the Board of Directors’ time and attention are focused on the most critical matters. In addition, the Board of Directors has determined that this leadership structure is optimal because it believes that having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability. Having one person serve as Chairman and Chief Executive Officer also enhances the Company’s ability to communicate its message and strategy clearly and consistently to its shareholders, employees, and business partners, particularly during times of turbulent economic and industry conditions. Although the Company believes that the combination of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, it will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, separation of these offices would serve the Company’s best interests and the best interests of its shareholders.

13

CORPORATE GOVERNANCE MATTERS

John M. Fahey, Jr., serves as the Company’s Lead Independent Director/Vice Chairman of the Board. In his capacity as lead outside or independent director, Mr. Fahey coordinates the activities of the independent directors and serves as a liaison between the Chairman and the independent directors. Mr. Fahey also presides at the executive sessions of the independent directors and has the authority to call additional executive sessions or meetings of the independent directors.
The Board’s Role in Risk Oversight
The Company has established a Risk Committee, which is primarily responsible for the Company’s enterprise risk assessment and enterprise risk management oversight. The Risk Committee is co-chaired by the Company’s Chief Financial Officer and the Senior Managing Director, Legal Services & Corporate Secretary and includes various other members of senior management. The role of the Board of Directors in the Company’s risk oversight process includes receiving reports and presentations from the Risk Committee or other senior management leaders on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic, reputational, cybersecurity and Environmental, Social and Governance (“ESG”) related risks, and any measures taken to mitigate such risks. In addition, the Board of Directors regularly reviews and discusses areas of material risk at its meetings. In essence, the Board of Directors oversees a company-wide approach to risk management, carried out by Company management. With respect to cybersecurity risk, the Board (through the Audit Committee) periodically reviews information on management’s policies and processes related to the Company’s cybersecurity and data-protection, including related to monitoring, controlling and mitigating against such risks, and the entire Board receives periodic updates on the Company’s cybersecurity risk management processes.
As noted above, the Company has established a Risk Committee, which is primarily responsible for the Company’s enterprise risk assessment and overseeing enterprise risk management. Notwithstanding such delegation of responsibility by the Company’s Board of Directors, the Board has reserved to the Company’s Compensation Committee primary oversight responsibility to ensure that compensation programs and practices of the Company do not encourage unreasonable or excessive risk-taking and that any risks are subject to appropriate controls. As part of this process, the Company (with the oversight of the Compensation Committee) designs the Company’s overall compensation programs and practices, including incentive compensation for both executives and non-executive employees, in a manner intended to support its strategic priorities and initiatives to enhance long-term sustainable value without encouraging unnecessary or unreasonable risk-taking. At the same time, the Company recognizes that its goals cannot be fully achieved while avoiding all risk. The Compensation Committee (along with assistance from management) periodically reviews the Company’s compensation programs and practices in the context of its risk profile, together with its other risk mitigation and risk management programs, to ensure that these programs and practices work together for the long-term benefit of the Company and its shareholders. Based on its recently completed review of the Company’s compensation programs, the Compensation Committee concluded that the Company’s incentive compensation policies for both executive and non-executive employees have not materially and adversely affected the Company by encouraging unreasonable or excessive risk-taking in the recent past, are not likely to have a material adverse effect in the future and provide for multiple and reasonably effective safeguards to protect against unnecessary or unreasonable risk-taking.
Director and Executive Stock Ownership Guidelines
Effective June 3, 2022, the Company’s Board of Directors adopted Stock Ownership Guidelines for certain Company executives and all of the non-employee members of the Company’s Board of Directors, which are effective beginning on the five-year anniversary of the adoption date. The Guidelines establish minimum levels of stock ownership for certain executives and all the non-employee members of the Board and are administered by the Compensation Committee of the Board of Directors. The Board of Directors believes these Guidelines will help further align the interests of management and the Board with the interests of shareholders and to focus the Company’s directors and executives on the long-term success of the Company. A copy of the Company’s Stock Ownership Guidelines, which may be amended from time to time, is available on its website at www.johnsonoutdoors.com, 24 hours a day and free of charge. The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement.

14

CORPORATE GOVERNANCE MATTERS

Director Nominations
The Company has a standing Nominating and Corporate Governance Committee. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable standards of the NASDAQ Stock Market.
The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders. Recommendations for consideration by the Nominating and Corporate Governance Committee should be sent to the Secretary of the Company in writing, together with appropriate biographical information concerning each proposed nominee, including the following information: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of the common stock (of each class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934, as amended) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934, as amended; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of the common stock (regardless of class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934, as amended) by the shareholder making the recommendation. The Company may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company. The Company’s Bylaws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give notice of intent to make such a nomination to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the Bylaws. Pursuant to these requirements, a shareholder must give a written notice of intent to the Secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The Nominating and Corporate Governance Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee of the Board of Directors seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company. In addition, the Nominating and Corporate Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating and Corporate Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. In addition, the Nominating and Corporate Governance Committee believes that the following specific qualities and skills are necessary for all Company directors to possess:
•	A director should be highly accomplished in his or her respective field, with superior credentials and recognition.

15

CORPORATE GOVERNANCE MATTERS

•
A director should have expertise and experience relevant to the Company’s business and strategic objectives, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

•	A director must have time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.
•
The Company does not have a formal policy for the consideration of diversity by the Nominating and Corporate Governance Committee in identifying nominees for director. Diversity is one of the factors the Nominating and Corporate Governance Committee may consider and in this respect diversity may include race, gender, national origin or other characteristics.

In 2019, based on a recommendation from the Nominating and Corporate Governance Committee, the Board of Directors adopted a director retirement age of 75 in the Company’s Corporate Governance Guidelines, which are posted on the Company’s website located at www.johnsonoutdoors.com.
Communications between Shareholders and the Board of Directors; Director Attendance at Annual Meetings
Shareholders may communicate with the Board of Directors by writing to the Board of Directors (or, at the shareholder’s option, to a specific director) care of the Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403. Subject to the conditions described below, the Secretary will ensure that this communication (assuming it is properly addressed to the Board of Directors or to a specific director) is delivered to the Board of Directors or the specified director, as the case may be. Each such communication should indicate that the sender is a shareholder of the Company and that the sender is directing the communication to one or more individual directors or to the Board of Directors as a whole.
All communications will be compiled by the Company’s Secretary and submitted to the Board of Directors or the individual directors on an as needed basis unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or its business or communications that relate to improper or irrelevant topics. The Secretary may also attempt to handle a communication directly where appropriate, such as where the communication is a request for information about the Company or where it is a stock-related matter.
Directors are encouraged to attend the Company’s Annual Meeting of Shareholders. Four incumbent directors who were serving as a director at the time of the meeting attended the Company’s Virtual Annual Meeting of Shareholders that occurred on February 27, 2025.
Employee Code of Conduct and Code of Ethics; Corporate Governance Guidelines; and Procedures for Reporting of Accounting Concerns
The Company has adopted an Employee Code of Business Conduct (the “Code of Conduct”). The Company requires all directors, officers and employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires the Company’s directors, officers and employees to avoid conflicts of interest, comply with all applicable laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interests. The Company has placed a copy of the Code of Conduct on its website located at www.johnsonoutdoors.com. In addition, all directors, officers and salaried employees are required to complete compliance training on the Code of Conduct and certain other subjects.
The Company also adopted a Code of Ethics for the Chief Executive Officer and Senior Financial and Accounting Officers (the “Code of Ethics”), which governs the conduct of the Company’s Chief Executive Officer, Chief Financial Officer and its other senior financial and accounting officers and executives. The Code of Ethics supplements the Code of Conduct and is intended to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; provide full, fair, accurate, timely and

16

CORPORATE GOVERNANCE MATTERS

understandable disclosure in the Company’s public documents; promote compliance with applicable laws and regulations; ensure the prompt reporting of violations of the Code of Ethics; and provide accountability for adherence to the Code of Ethics. The Company has placed a copy of the Code of Ethics on its website located at www.johnsonoutdoors.com. The Company intends to disclose any amendments to, or waivers from, the Code of Ethics on its corporate website.
In addition, the Company has adopted a set of Corporate Governance Guidelines (the “Corporate Governance Guidelines”). The Corporate Governance Guidelines have been established to assist the Board of Directors in the exercise of its responsibilities and to reflect the Board’s commitment to monitoring the effectiveness of policy and decision making at both the Board and management levels. The Corporate Governance Guidelines address issues such as composition of the Board, director retirement requirements, independence criteria for Board members, Board leadership, evaluating performance of the Board, directors’ responsibilities, the Board’s relationship with senior management, Committee matters and director continuing education. The Company has placed a copy of the Corporate Governance Guidelines on its website located at www.johnsonoutdoors.com.
Further, the Company has established “whistle-blower procedures” which provide a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures provide protections to employees who report possible Company misconduct.
Assessing the Performance of the Board and Individual Directors
The Nominating and Corporate Governance Committee is responsible for annually reporting to the Board of Directors regarding the Committee’s assessment and evaluation of the performance of the Board as a whole. This report and assessment is discussed with the full Board and includes specific review of performance areas in which the Nominating and Corporate Governance Committee believes a better contribution could be made. The purpose of this assessment and evaluation is to increase the effectiveness of the Board as a whole and not necessarily to focus on individual Board members.
Insider Trading and Hedging and Margin Account Policies
The Company has adopted an Insider Trading Policy applicable to all of the Company’s and its designated subsidiaries’ employees, officers, directors and consultants with respect to transactions in the Company’s securities. A copy of this Policy is available on the Company’s website at www.johnsonoutdoors.com, 24 hours a day and free of charge. This Policy has been reasonably designed to promote compliance by the Company and its employees, officers, and directors with all applicable insider trading laws, rules and regulations and with applicable listing standards of the Nasdaq Stock Market on which the Company’s Class A common stock trades. Moreover, as part of this Policy, the Company’s stock trading policies prohibit directors and the Company’s employees, including its executive officers, from (i) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s common stock, including zero-cost collars and forward sale contracts; (ii) engaging in short sales related to the Company’s common stock; and (iii) maintaining margin accounts. Pursuant to the terms and condition of the Company’s Insider Trading Policy, all transactions in Johnson Outdoors securities by directors and executive officers must be pre-cleared with the Company’s Chief Financial Officer and the Senior Managing Director, Legal Services & Corporate Secretary.

17

AUDIT COMMITTEE MATTERS
Audit Committee Report
The Audit Committee is currently comprised of four members of the Company’s Board of Directors. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Audit Committee is independent under the applicable standards and rules of the NASDAQ Stock Market and the rules of the SEC. The duties and responsibilities of the Company’s Audit Committee are set forth in the Audit Committee Charter, which may be found on the Company’s website at www.johnsonoutdoors.com.
In accordance with its written charter adopted by the Board of Directors, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of the Company. While the Audit Committee has oversight responsibility, the primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal control over financial reporting and related internal controls and procedures rests with management, and the Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements. In discharging its oversight responsibility as to the audit process, the Audit Committee has:
•
reviewed and discussed the Company’s audited financial statements for the fiscal year ended October 3, 2025 with the Company’s management and with the Company’s independent registered public accounting firm;

•
discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•
received and discussed with the Company’s independent registered public accounting firm the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and

•	discussed with the independent registered public accounting firm without management present the firm’s independence.
Based upon the above-described review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2025 for filing with the SEC.

The Audit Committee of the Board of Directors:
Edward F. Lang, Chairman
Edward Stevens
Jeffrey M. Stutz
Richard (“Casey”) Sheahan

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AUDIT COMMITTEE MATTERS

Audit Committee Financial Expert
The Company’s Board of Directors has determined that at least one of the members of the Audit Committee, Edward F. Lang, qualifies as an “audit committee financial expert” as defined by the rules of the SEC based on his work experience and education.
Fees of Independent Registered Public Accounting Firm
The following table summarizes the fees the Company was billed for audit and non-audit services rendered by the Company’s independent registered public accounting firm, RSM US LLP, related to fiscal years 2025 and 2024.

	RSM US LLP
Service Type	2025	2024
Audit Fees(1)	$1,607,000	$1,262,000
All Other Fees(2)	$30,000	$27,000
Total Fees Billed	$1,637,000	$1,289,000

(1)
Includes fees for: professional services rendered in connection with the audit of the Company’s financial statements for the fiscal years ended October 3, 2025 and September 27, 2024; review of the financial statements included in each of the Company’s quarterly reports on Form 10-Q during such fiscal years; and consents and assistance with documents filed by the Company with the SEC. These fees include the services provided by affiliate firms as part of the consolidated audit and for foreign statutory audits.

(2)	All other fees relate to the financial statement audits of the Company’s employee benefit plans.
The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of RSM US LLP.
The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company’s independent registered public accounting firm. These non-audit services are evaluated by the Audit Committee taking into account scope, fees, and applicable laws and regulations (including SEC rules) related to the independence of the independent registered public accounting firm. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee for amounts up to $50,000. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting.
Each new engagement of the Company’s independent registered public accounting firm to perform non-audit services has been approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.

19

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Our Audit Committee has appointed RSM US LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending October 2, 2026. Unless otherwise directed, proxies will be voted FOR the ratification of such appointment.
Although this appointment is not required to be submitted to a vote of shareholders, our Board of Directors believes it appropriate as a matter of policy to request that our shareholders ratify the appointment. If shareholder ratification is not received, the Board of Directors will reconsider the appointment, and may retain that firm or another firm without resubmitting the matter to the Company’s shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time during the fiscal year if it determines that such change would be in the Company’s best interests.
It is expected that a representative of RSM US LLP will participate in the virtual Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
If a quorum exists, the approval of the ratification of RSM US LLP requires that the number of votes properly cast for this proposal exceed the number of votes properly cast against this proposal. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.
Board of Directors Recommendation

The Board of Directors recommends a vote “FOR” ratification of the appointment of RSM US LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending October 2, 2026.

20

STOCK OWNERSHIP OF MANAGEMENT AND OTHERS
The following table sets forth certain information as of October 3, 2025 regarding the beneficial ownership of each class of Company common stock by each director, each person known by the Company to own beneficially more than 5 percent of either class of the Company’s common stock (including any “group” as set forth in Section 13(d)(3) of the Exchange Act), each of the officers named in the Summary Compensation Table in this Proxy Statement (the “named executive officers”), and all directors and current Section 16 executive officers as a group based upon information furnished by such persons or in information otherwise publicly available in filings with the SEC.
The Company has determined beneficial ownership in accordance with the rules of the SEC. Except as indicated in the footnotes, the persons listed below have sole voting and investment power over the shares beneficially owned. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of October 3, 2025 or restricted stock units (with each unit representing one share of Class A common stock issuable on such vesting date) which are vested or which vest within 60 days of October 3, 2025 are treated as outstanding (but only to the extent the reporting person has not made an election to defer receipt of the underlying shares as of such vesting date) and beneficially owned by the holder for the purpose of computing the percentage ownership of the holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person, except with respect to restricted stock units that have vested and been issued as shares of Class A common stock. The table lists applicable percentage ownership based on 9,166,621 shares of Class A common stock outstanding as of October 3, 2025 plus restricted stock units which vested within 60 days of that date and 1,206,210 shares of Class B common stock outstanding as of October 3, 2025.

	Class A Common Stock(1)		Class B Common Stock(1)
Name and Address	Number of Shares	Percentage of Class Outstanding	Number of Shares	Percentage of Class Outstanding
Johnson Bank 555 Main Street Racine, Wisconsin 53403	2,733,181(2)	29.8%	36,580(2)	3.0%
Helen P. Johnson-Leipold 555 Main Street Racine, Wisconsin 53403	1,590,723(3)	17.4%	1,168,366(3)	96.9%
Dr. H. Fisk Johnson 555 Main Street Racine, Wisconsin 53403	770,467(4)	8.4%	—	—
Winifred J. Marquart 555 Main Street Racine, WI 53403	470,786(5)	5.1%	—	—
David W. Johnson	41,799	*	—	—
John M. Fahey, Jr.	24,125(6)	*	—	—
Edward F. Lang	34,171(6)	*	—	—
Richard (“Casey”) Sheahan	13,319(6)	*	—	—
Katherine Button Bell	13,555(7)	*	—	—
Edward Stevens	14,576(6)	*	—	—
Jeffrey M. Stutz	7,745(6)	*	—	—
Paul G. Alexander	8,678(6)	*	—	—
Liliann Annie Zipfel	8,678(6)	*	—	—
All nominee directors and current executive officers as a group (10 persons)	1,757,369	19.2%	1,168,366(3)	96.9%

*	The amount shown is less than 1 percent of the outstanding shares of such class.
(1)
Shares of Class B common stock (“Class B Shares”) are convertible on a share-for-share basis into shares of Class A common stock (“Class A Shares”) at any time at the discretion of the holder thereof. As a result, a holder of Class B Shares is deemed to beneficially own an equal number of Class A Shares. However, in order to avoid overstatement of the aggregate beneficial ownership of Class A Shares and Class B Shares, the Class A Shares reported in the table does not include Class A Shares which may be acquired upon the conversion of Class B Shares.

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STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

(2)
Johnson Bank reports sole voting and investment power with respect to 491,398 Class A Shares and 21,772 Class B Shares, and shared voting and investment power with respect to 2,241,783 Class A Shares and 14,808 Class B Shares. Of the 2,241,783 Class A Shares for which Johnson Bank reports shared voting and investment power, Ms. Johnson-Leipold also reports beneficial ownership of 1,140,878 of these shares, Dr. Johnson also reports beneficial ownership of 572,827 of these shares and Ms. Marquart also reports beneficial ownership of 379,530 of these shares. Ms. Johnson-Leipold is indirectly the controlling shareholder of Johnson Bank.

(3)
Ms. Johnson-Leipold reports sole voting and investment power with respect to 335,381 Class A Shares and shared voting and investment power with respect to 1,255,342 Class A Shares. Ms. Johnson-Leipold beneficially owns such Class A Shares indirectly as the settlor and beneficiary of a trust and through such trust as a general partner of certain limited partnerships controlled by certain members of Samuel C. Johnson’s family or related entities (the “Johnson Family”) and as a controlling shareholder, with trusts for the benefit of the Johnson Family, of certain corporations. Of the 1,255,342 Class A shares for which Ms. Johnson-Leipold reports shared voting and investment power, Johnson Bank also reports beneficial ownership of 1,140,878 of these shares and Dr. Johnson also reports beneficial ownership of 29,308 of these shares. Ms. Johnson-Leipold reports shared voting and investment power with respect to 1,168,366 Class B Shares directly held by the Johnson Outdoors Inc. Class B Common Stock Voting Trust, of which she is voting trustee. The 335,381 Class A Shares for which Ms. Johnson-Leipold reports sole voting and investment power include 65,613 shares of restricted stock previously awarded to Ms. Johnson-Leipold. 241,731 of the Class A shares for which Ms. Johnson-Leipold reports sole voting and investment power and 158,497 of the Class A shares for which Ms. Johnson-Leipold reports shared voting and investment power with Johnson Bank are pledged as collateral to secure a non-Johnson Outdoors business line of credit and a non-Johnson Outdoors business note.

(4)
Dr. Johnson reports shared voting and investment power with respect to 770,467 Class A Shares, which are held either by Dr. Johnson’s revocable trusts or by certain partnerships or corporations in which Dr. Johnson or his revocable trust are general partners or shareholders. Of the 770,467 Class A Shares for which Dr. Johnson reports shared voting and investment power, Johnson Bank reports beneficial ownership of 572,827 of these shares and Ms. Johnson-Leipold also reports beneficial ownership of 29,308 of these shares.

(5)
Ms. Marquart reports shared voting and investment power with respect to 470,786 Class A Shares, which are held by (1) a trust of which Ms. Marquart serves as trustee and (2) entities of which Ms. Marquart serves as the manager and for which voting control is held by a trust of which she is the settlor. Of the Class A Shares for which Ms. Marquart reports shared voting and investment power, Johnson Bank also reports beneficial ownership of 379,530 of these shares.

(6)	Includes 4,067 unvested restricted shares that vest on February 28, 2026 and over which the director has voting power but may not transfer such restricted shares while they are unvested.
(7)
Includes 4,067 unvested restricted shares that vest on February 28, 2026 and over which the director has voting power but may not transfer such restricted shares while they are unvested. However, this does not include 5,477 shares related to vested restricted stock units for which an election has been made to defer receipt of underlying shares.

As of October 3, 2025, the Johnson Family beneficially owned 3,651,939 Class A Shares, or approximately 39.8% of the outstanding Class A Shares, and 1,204,946 Class B Shares, or approximately 99.9% of the outstanding Class B Shares.

22

EXECUTIVE OFFICERS
The following table provides information as of the date of this Proxy Statement about each of the Company’s current executive officers who are not nominees for election to the Board of Directors at the Annual Meeting. The information presented includes information each executive officer has given the Company about his or her age and his or her principal occupation and business experience for the past five years:

Name	Age	Current Position	Other Positions
David W. Johnson	62	Vice President and Chief Financial Officer of the Company since November 2005.
From July 2005 to November 2005, Mr. Johnson served as Interim Chief Financial Officer and Treasurer of the Company. From December 2001 to July 2005, he served as Director of Operations Analysis of the Company. Prior to joining the Company, Mr. Johnson was employed by Procter & Gamble in a series of finance positions with increasing responsibility. In July 2016, Mr. Johnson was appointed to the Board of Directors of Twin Disc, Inc. and currently serves as Chairman of the Audit Committee and is a member of the Nomination and Governance Committee.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis (“CD&A”)
Overview
This CD&A addresses the Company’s compensation philosophy and objectives, describes the elements of our executive compensation programs, and explains how the Compensation Committee of our Board of Directors (the “Compensation Committee”) arrived at its compensation decisions for our fiscal 2025 named executive officers (“NEOs”) each of whom are listed below:
•	Helen P. Johnson-Leipold, Chairman of the Board and Chief Executive Officer (“CEO”); and
•	David W. Johnson, Vice President and Chief Financial Officer (“CFO”).
The compensation of these individuals is presented in the tables and other quantitative information that follows this section.
Our Compensation Philosophy & Objectives
Overview. Johnson Outdoors believes it is important to provide a compensation package that is competitive, promotes increased shareholder value and contains performance-based features that are aligned with strategic objectives for the organization.
The objectives of the Compensation Committee in establishing compensation arrangements for the Company’s NEOs are to:
•	Provide a market competitive target total compensation opportunity that will attract and retain top talent and is straightforward and transparent to all stakeholders;
•
Design and administer incentive compensation programs such that actual pay delivered is commensurate with performance (i.e., “pay for performance”), with meaningful upside and downside opportunities, balanced between short-and long-term perspectives, and focused on delivering enhanced value to shareholders; and

•	Structure the arrangements in a cost-effective manner and without encouraging unreasonable or excessive risk-taking.

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EXECUTIVE COMPENSATION

Compensation Elements. Our compensation philosophy and objectives are supported by the following principal elements of compensation:

Compensation Elements	How It’s Paid	Purpose
Base Salary	Cash (Fixed)
•
Provide a competitive and fair base salary relative to similar positions in the market based upon relevant survey and peer group data (see “Peer Group Benchmarking” below).
•
Attract and retain highly skilled executive talent via competitive base compensation.

Annual Cash Incentives under the Johnson Outdoors Inc. Worldwide Key Executives Discretionary Bonus Plan (“Cash Bonus Plan”)	Cash (At Risk)	• Tie a portion of pay to achieving specific company-wide objective financial criteria and achieving individual performance objectives over a single fiscal year.
Long-Term Equity Incentives under the Johnson Outdoors Inc. 2020 Long-Term Stock Incentive Plan (“Stock Incentive Plan”)	Equity (At Risk)
•
Drive long-term shareholder value creation while supporting executive retention.
•
Deliver competitive long-term equity awards using a mix of performance-based restricted stock units which are tied to achieving certain financial objectives and time-based restricted stock with three year service-based vesting criteria.

Summary of Our Executive Compensation Practices

What We Do	What We Don’t Do

•
Heavy emphasis on variable (“at-risk”) compensation
•
Clawback and anti-hedging policy
•
Stock ownership guidelines
•
Independent compensation consultant
•
Annual risk assessment of compensation practices
•
Annual “Say on Pay” proposal

•
No significant perquisites
•
No supplemental executive retirement plans
•
No severance policy or other special benefits (other than certain vesting of equity compensation under the terms of the Stock Incentive Plan triggered by a change of control)
•
No discounted stock options
•
No tax gross-up payments in connection with any Company compensation programs
•
No guaranteed incentive payments

2025 Say on Pay Voting and Frequency Results
At our 2025 Annual Meeting of Shareholders, we received substantial support for our executive compensation program, with approximately 99% of the shareholders who voted on the advisory “Say on Pay” proposal (excluding abstentions and broker non-votes and taking into account the fact that holders of Class B shares of common stock are entitled to 10 votes per share when voting together with holders of Class A shares of common stock) approving the compensation of our NEOs. The Compensation Committee has reviewed and considered the results of this advisory shareholder vote as a strong endorsement of the Company’s executive compensation program. The Company conducts annual “Say on Pay” proposals. Additionally, at our 2023 Annual Meeting, shareholders voted on a non-binding advisory vote on the frequency of future advisory votes on executive compensation and shareholders overwhelmingly voted for every 1 year for the frequency of future “say on pay” votes. Accordingly, the Company will continue to conduct annual “Say on Pay” proposals regarding its executive compensation practices.

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EXECUTIVE COMPENSATION

Our Compensation Process
The Role of the Compensation Committee. Compensation for the NEOs and, at the option of the Compensation Committee, other officers and senior managers, is evaluated and determined by the Compensation Committee of our Board of Directors. The Compensation Committee currently consists of four independent directors under the applicable standards of the NASDAQ Stock Market. Additional information regarding the Compensation Committee is disclosed under the section “Directors’ Meetings and Committees – Compensation Committee” included elsewhere in this Proxy Statement.
The Compensation Committee views compensation as an ongoing process and may convene special meetings in addition to its regularly scheduled meetings throughout the year for purposes of evaluation, planning and appropriate action.
At the end of each fiscal year (typically in our fourth fiscal quarter), the Compensation Committee determines and sets the Company’s financial and strategic goals for the upcoming fiscal year. This includes setting Company-wide financial performance targets and individual performance objectives under each of the Cash Bonus Plan and the Stock Incentive Plan. Then, during the first quarter of each fiscal year, the Compensation Committee meets to review Company and individual performance for the prior fiscal year, calculate and confirm payouts, if any, under the bonus and Stock Incentive Plan, determine any base salary adjustments, and set target bonus and equity award opportunities for the coming year.
The Compensation Committee held four meetings during fiscal 2025. The Compensation Committee typically holds an executive session without management present. The Compensation Committee receives and reviews materials in advance of each meeting, including materials that management believes will be helpful to the Committee as well as materials specifically requested by members of the Committee.
The Role of Management. The Company’s management assists the Compensation Committee in its oversight and determination of compensation. Management’s role includes assisting the Compensation Committee with evaluating employee performance and individual and company-wide performance targets and objectives, recommending salary levels and equity incentive grants, providing financial data on Company performance, providing calculations and reports on achievement of performance objectives and furnishing other information as requested by the Committee. The CEO works with the Compensation Committee in making recommendations regarding overall compensation policies and plans as well as specific compensation levels for the Company’s executive officers and other key employees, other than for herself. The Compensation Committee makes all decisions regarding the compensation of the CEO without the CEO or any other member of the Company’s management present. Members of management who were present during Compensation Committee meetings held in fiscal 2025, and the first quarter of fiscal 2026, included the CEO, CFO, Chief Human Resources Officer and Senior Managing Director, Legal Affairs & Corporate Secretary.
The Role of the Independent Consultant. The Compensation Committee’s Charter authorizes the Committee to engage any compensation consultants and other advisers as the Committee may deem appropriate. During fiscal 2025 and consistent with prior fiscal years, the Compensation Committee directly engaged Pearl Meyer, an independent compensation consultant, to assist the Company with reviewing its compensation practices and levels. Pearl Meyer did not provide any other services to the Company or its affiliates during fiscal 2025 or during fiscal 2026 to date and the Compensation Committee determined that engaging and retaining Pearl Meyer did not create any conflicts of interest.
Peer Group Benchmarking
As noted above, during fiscal 2025 (as well as in prior years) the Company engaged Pearl Meyer to prepare comparative compensation reports for the Compensation Committee to assist the Committee and the Company in setting compensation levels and targets for the NEOs, directors and other members of senior management. Pearl Meyer’s comparative compensation reviews were based upon publicly-disclosed data from a peer group described below, as well as general industry compensation survey data. Pearl Meyer’s reports included detailed analysis showing how the Company’s compensation elements for each of (a) the Company’s NEOs and senior management, including the base salary, short-term cash incentive compensation, equity incentive compensation

26

EXECUTIVE COMPENSATION

and total compensation levels, and (b) the Company’s directors, including the cash, equity and total compensation levels, compared in each case to the peer group companies and general industry data included within the benchmark data. The comparative compensation reports also contained recommendations on the Company’s compensation policies for both its NEOs and senior management and for its directors. Pearl Meyer also provided the Compensation Committee with detailed analysis on the Company’s compensation programs in terms of design, metrics and time horizons for payouts (including long-term incentive vesting schedules) to evaluate how the Company’s programs compare with (i) the peer group companies and general industry data included within the benchmark data and (ii) the consultant’s assessment of best practices. Representatives of Pearl Meyer participated in three of the Compensation Committee’s meetings during fiscal 2025 to describe and discuss the results of their analysis during such year. The Compensation Committee used the results of these reports and analysis in setting the compensation levels and target compensation awards, including performance- and service-based vesting criteria, where applicable, for the Company’s NEOs and directors for fiscal 2025 and 2026.
The companies comprising the peer group in the 2025 Pearl Meyer comparative report were:

Peer Group for 2025 Compensation
Acushnet Holdings Corp.	Marine Products Corp.
BowFlex, Inc.	Rocky Brands, Inc.
Clarus Corp.	Smith & Wesson Brands, Inc.
Deckers Outdoor Corp.	Solo Brands, Inc.
Delta Apparel, Inc.	Topgolf Callaway Brands Corp.
Escalade, Inc.	Twin Disc, Inc.
G-III Apparel Group, Ltd.	YETI Holdings, Inc.
Malibu Boats, Inc.

The companies comprising our peer group were selected based on their similarity to Johnson Outdoors, with specific selection criteria including industry, size, and scale, and other characteristics such as a consumer discretionary product focus, the manufacturing of engineered products, and global operations.
Components of Executive Compensation
Set forth below is a detailed discussion of the compensation elements impacting fiscal 2025.
Base Salary. Base salary is a key component of executive compensation. In determining base salaries, the Compensation Committee considers the NEOs qualifications and experience, responsibilities, past performance, goals, and objectives, together with salary levels for comparable positions at peer group companies and other similarly sized companies nationally, as covered in the above-referenced peer group Pearl Meyer comparative report. Base salaries of the NEOs are reviewed annually by the Compensation Committee to determine whether any adjustments are necessary. Base salary levels for our NEOs are generally positioned to be competitive with market, as described above.
Annual Cash Incentives. The NEOs and other officers and senior managers determined by the Compensation Committee are eligible to receive annual cash incentives under the Cash Bonus Plan. While the Company principally relies on this Cash Bonus Plan for annual cash incentives, the Compensation Committee, on rare occasions, may decide to grant discretionary cash bonuses outside of this Plan based on special circumstances. No such discretionary cash bonuses were granted in fiscal 2025.

27

EXECUTIVE COMPENSATION

The purpose of the Cash Bonus Plan is to drive continuous improvement year over year, enhance shareholder value and provide a framework for determining cash incentive compensation for our NEOs that financially rewards them for achieving various short-term Company and individual performance objectives. As such, the Cash Bonus Plan is generally comprised of the following two components:
•
Pre-determined Company financial performance goals (“Company financial component”). The Company financial component promotes achieving Company-wide financial goals. For fiscal 2025, pre-tax income and working capital as a percentage of net sales were used as the metrics comprising the Company-wide financial component. For fiscal 2025, the Company financial component constituted 75% of the NEO’s total bonus opportunity under the Cash Bonus Plan. The Compensation Committee has the authority, in its discretion, to exclude certain unusual or nonrecurring items in determining whether the financial metrics are achieved and it may, in certain instances, require that the Company achieve a minimum level of pre-tax income for a given fiscal year as a condition to bonus payments under this Company financial component.

•
Individual pre-established objectives for a participant (the “individual objectives component”). The individual objectives component is typically tied to financial performance measures that the participant can best impact, including profitability, working capital levels, sales growth, operational efficiency, market share growth, organizational development and innovation. For fiscal 2025, the individual objectives component constituted 25% of the NEO’s total bonus opportunity under the Cash Bonus Plan. In the Compensation Committee’s discretion, as a condition of payment of any bonus under the individual objectives component and similar to the condition for payment of any bonus under the Company financial component as described above, the Compensation Committee may, in certain instances, require that the Company achieve a minimum level of pre-tax income for a given fiscal year.

Target awards for each participant have historically ranged from 55% to 90% of the participant’s base salary. For fiscal 2025, the target was 90% of base salary for Ms. Johnson-Leipold and 55% of base salary for Mr. Johnson. The Compensation Committee believes these target award opportunities are competitive with industry practices as reflected by the peer group Pearl Meyer comparative report described above. Bonus payouts can range from 0% to 200% of target. If performance for fiscal 2025 does not meet the threshold level, no payout will be earned. If the threshold performance level is met, the payout will be 25% of target. The maximum payout under the Cash Bonus Plan is set to 200% of the target bonus amount if maximum performance is achieved. Payouts are linearly interpolated between threshold and target and target and maximum.
The Compensation Committee retains the final authority to approve individual bonus payments under our Cash Bonus Plan after completion of the applicable fiscal year. The Compensation Committee may, in its sole discretion, increase, reduce or eliminate bonuses which are otherwise earned during the fiscal year using the foregoing components or formula, including with respect to approving certain adjustments to our financial results in connection with determining cash bonus amounts. In making such determinations, the Compensation Committee considers factors such as a minimum level of Company profitability and return of profits to shareholders.
For the Company financial component of the fiscal 2025 bonus, payouts can range from 0 to 200% of the target. The actual payout is based on how well the Company performs compared to the goals for pre-tax income and working capital as a percentage of net sales. For fiscal 2025, the Company financial component was achieved at seventy-three percent (73%).
With respect to the individual objectives component of the annual bonus, payouts also range from 0% to 200% of target. The actual payout is based on how well the individual objectives are satisfied compared to applicable goals for the individual participant as determined by the Compensation Committee as well as, in the Committee’s discretion, minimum financial (profit) metrics being satisfied. For fiscal 2025, the individual objectives component of this bonus program were awarded at one hundred percent (100%) for Ms. Johnson-Leipold and at ninety-five percent (95%) for Mr. Johnson.

28

EXECUTIVE COMPENSATION

Accordingly, for fiscal 2025, the Compensation Committee paid annual incentive bonuses to the NEOs under the Cash Bonus Plan as shown below:

	2025 Target Bonus - Company Financial Component		2025 Target Bonus - Individual Objectives Component
Name	Target	Payout	Target	Payout
Helen P. Johnson-Leipold	$623,983	$458,315	$207,994	$207,994
David W. Johnson	$210,809	$154,839	$70,270	$66,756

The Compensation Committee approved certain changes to the metrics and design of the Cash Bonus Plan effective for fiscal 2026. Awards will continue to be split between an individual objectives component (comprising 25% of the award) and a Company financial component (comprising 75% of the award). EBITDA will replace pre-tax income as a metric within the financial component for fiscal year 2026, and working capital as a percentage of net sales will be retained. The individual component will continue to be capped at a target payout level if a minimum level of performance is not met under our financial component.
Equity Based Compensation. The Company believes that equity-based compensation is an effective means of aligning the long-term interests of Company employees, including the named executive officers with Company shareholders. The 2020 Stock Incentive Plan authorizes the Compensation Committee to issue stock options, shares of restricted stock and restricted stock units, as well as other forms of equity-based compensation.
With respect to fiscal 2025, the Compensation Committee granted long-term equity-based awards shown in the charts below for the NEOs. For the CEO, the long-term equity-based compensation consisted solely of an award of performance-based restricted stock units tied to achievement of certain financial objectives to be measured over a three-year performance period. For the CFO, long-term equity-based compensation was granted using a mix of performance-based restricted stock units and service-based restricted stock. Shares of restricted stock subject to service-based vesting criteria support our leadership retention objectives.

29

EXECUTIVE COMPENSATION

Fiscal 2025: Long-Term Equity-Based Target Awards
On December 3, 2024, the Compensation Committee established target awards for Ms. Johnson-Leipold and Mr. Johnson under our Stock Incentive Plan as shown in the table below. For these awards, the number of restricted stock units and shares of restricted stock granted was determined using a share price of $33.135.

FISCAL 2025 LONG-TERM STOCK INCENTIVE AWARDS
	Performance-Based Equity Award		Service-Based Equity Award
Name	Target No. of Restricted Stock Units	Target $ Value	Target No. of Restricted Shares	Target $ Value
Helen P. Johnson-Leipold	34,707	$1,150,000	—	—
David W. Johnson	7,922	$262,500	7,922	$262,500

The actual number of shares tied to the performance-based awards to be earned, if any, will be determined based on performance over the three-year performance period, i.e., fiscal 2025-2027. Service-based awards are subject to three-year cliff vesting periods from the date of grant. In addition, for service-based awards, the Compensation Committee has discretion, depending upon Company and participant performance for the applicable fiscal year, to reduce the value of the award.
Closer Look at Performance-Based Stock Units
The Compensation Committee establishes pre-determined financial performance goals for the Company at the last quarterly Compensation Committee meeting held during the prior fiscal year (typically in September). The amount of the target award for each participant is set by the Compensation Committee during the first quarterly Compensation Committee meeting held during the initial fiscal year of the performance period (typically in December).
For fiscal 2025, performance-based restricted stock units awarded to our NEOs are tied to three-year sales and profit before taxes goals aligned with our strategic plan. These performance-based restricted stock units, similar to performance based restricted stock unit awards granted in prior years, include the following general provisions:
•
Fifty percent of the award is tied to achievement of cumulative net sales over a three year period (fiscal 2025 - 2027) and the remaining fifty percent is tied to achievement of cumulative profit before taxes over the same three year period;

•
Awards are only paid if at least 80% of the target level of net sales or profit before taxes are met. Maximum payouts are made if 120% or more of target levels of net sales or profit before taxes are achieved;

•
The payouts for achievement of the threshold levels of performance are equal to 50% of the target award amount. The payouts for achievement of maximum levels of performance are equal to 200% of the target award amount; and

•	To the extent earned, awards are issued in shares of Company common stock after the end of the three-year performance period.
As noted above, the performance-based equity awards granted at the Compensation Committee meeting held in December 3, 2024 cover a three-year performance period (fiscal years 2025 through 2027) with vesting to be determined in December 2027, depending on whether the performance criteria are satisfied.
For fiscal 2026, on December 3, 2025, the Compensation Committee approved performance-based restricted stock unit awards to our NEOs. Several changes to the plan design were made for fiscal 2026:
•
Due to challenges with forecasting multi-year financial results and in light of continued market uncertainty, the performance period for these awards covers fiscal 2026 only, rather than three years as done in the past. Award achievement will be determined by the Compensation Committee in December 2026, based on satisfaction of the performance criteria, but any earned shares will not vest until the third anniversary of the date of grant (December 2028);

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EXECUTIVE COMPENSATION

•
In order to differentiate our measurement of performance between the Cash Bonus Plan and the 2026 performance-based restricted stock award, the Compensation Committee determined that cumulative net sales and cumulative profit before taxes will be replaced with fiscal 2026 sales and pre-tax income as a percentage of sales, weighted equally;

•
To balance retention and performance within our long-term incentive plan, performance-based restricted stock units will comprise 50% of the total long-term stock incentive award rather than 100% for the CEO for fiscal 2026, with the remaining 50% comprised of time-vesting restricted shares that will cliff vest on the third anniversary of the date of grant, consistent with the mix used for the CFO; and

•
The threshold performance level is reduced from 80% of target to 70% of target to allow for a wider range of opportunity in below-target performance scenarios and preserve the incentive value of the plan in light of current business conditions. Commensurate with this adjustment, the threshold payout opportunity is also reduced from 50% of target to 25% of target. No other changes to plan leverage were made.

As noted above, these awards cover a one-year performance period consisting of fiscal year 2026 but have time based vesting also covering fiscal years 2027 through 2028. Performance-based vesting will be determined by the Compensation Committee in December 2026, depending on whether the performance criteria are satisfied for the performance period. The fiscal 2026 target awards for Ms. Johnson-Leipold and Mr. Johnson under our Stock Incentive Plan are as shown in the table below. For these awards, the number of restricted stock units and shares of restricted stock granted were determined using a share price of $40.92.

FISCAL 2026 LONG-TERM STOCK INCENTIVE AWARDS
	Performance-Based Equity Award		Service-Based Equity Award
Name	Target No. of Restricted Stock Units	Target $ Value	Target No. Restricted Shares	Target $ Value
Helen P. Johnson-Leipold	14,052	$575,000	14,052	$575,000
David W. Johnson	6,415	$262,500	6,415	$262,500

Performance-Based Award Payout Results: 2023 Awards (Fiscal 2023-2025)
On December 6, 2022, the Compensation Committee approved performance-based equity awards to our NEOs for fiscal 2023 with 50% of the performance-based award tied to achievement of cumulative net sales over a three-year period (fiscal 2023 - 2025) and the remaining 50% tied to achievement of cumulative operating profit over the same three-year period. These performance-based restricted stock units were determined using a share price of $56.535 and were granted having terms for payout as described above for the fiscal 2025 performance-based restricted stock unit awards.
On December 3, 2025, after reviewing the Company’s performance over the three-year performance period ending with fiscal 2025, the Compensation Committee determined that the three-year performance measures were not satisfied. As a result, no shares of the Company’s Class A common stock were issued for these performance-based awards as shown below:

	Fiscal 2023-2025 Performance RSU Granted and Earned
	Target Award Granted	Actual Award Earned
Name	No. of Performance-Based Restricted Stock Units	No. of Performance-Based Restricted Stock Units
Helen P. Johnson-Leipold	20,341	0
David W. Johnson	4,643	0

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EXECUTIVE COMPENSATION

Other Compensation Practices, Policies and Guidelines
Perquisites and Other Compensation. The named executive officers participate in other benefit plans generally available to all employees on the same terms as similarly situated employees, including participation in medical, health, dental, disability, life insurance, 401(k) plans and other qualified and non-qualified retirement plans. These benefits are included in the Summary Compensation Table provided below under the “All Other Compensation” column. In addition, named executive officers also participate in the Company’s discretionary Executive Flexible Spending Account Plan which provides for reimbursement for certain expenses that relate to an executive’s personal financial planning and/or for purchases of office equipment. This program is available to other key executives as well and the amounts typically range from $5,000 to $8,500 of potential reimbursement each calendar year, provided the eligible participant submits the appropriate documentation. Reimbursement under this plan is taxable income. See the notes to the Summary Compensation Table for additional information on payments to the named executive officers during fiscal 2025 in connection with this compensation program.
Change of Control and Severance Benefits. Historically, Johnson Outdoors has not entered into employment agreements with any NEOs and does not have contractual obligations to provide severance benefits to either of the NEOs. In the past, Johnson Outdoors has negotiated payment of certain severance benefits on a case-by-case basis with terminated NEOs. The amount and type of severance benefits provided to these former NEOs has depended upon the circumstances of the termination, the position of the former NEOs and certain other performance-related factors. Should Johnson Outdoors pay severance benefits in the future to former NEOs, we expect to do so on a case-by-case basis in accordance with prior practice.
Accounting Considerations. Although the Compensation Committee designs certain components of executive compensation to preserve income tax deductibility, it believes that it is not in the shareholders’ interest to restrict the Compensation Committee’s discretion and flexibility in developing appropriate compensation programs and establishing compensation levels and, in some instances, the Compensation Committee may approve compensation that is not fully deductible.
Timing of Restricted Stock and Restricted Stock Unit Grants. Generally, grants of shares of restricted stock and performance-based restricted stock units to employees (other than inducement grants to new employees) are made annually on the date of the first quarterly meeting of the Compensation Committee held in December of each year, after prior fiscal year earnings have been determined, and the amount of the actual grant can be calculated. The grant date is always the date of approval of the grant by the Compensation Committee.
Report of the Compensation Committee
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with our management and, based on such review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE:

Katherine Button Bell (Chairman) John M. Fahey, Jr Richard (“Casey”) Sheahan Liliann Annie Zipfel

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EXECUTIVE COMPENSATION

Summary Compensation Table
The following table provides information for fiscal 2025, 2024 and 2023 concerning the compensation paid by Johnson Outdoors to the individual who served as our principal executive officer during fiscal 2025 and the person who served as our principal financial officer in fiscal 2025. We refer to these two executive officers as our NEOs in this Proxy Statement.

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Comp.(3)	All Other Comp.(4)	Total
Helen P. Johnson-Leipold Chairman and Chief Executive Officer	2025	$924,419	$207,994	$1,150,000	$458,315	$26,400	$2,767,128
	2024	$893,918	$—	$1,150,016	$—	$37,386	$2,081,320
	2023	$860,821	$92,969	$1,149,478	$—	$44,483	$2,147,751
David W. Johnson, Vice President and Chief Financial Officer	2025	$511,052	$66,756	$525,000	$154,839	$15,693	$1,273,340
	2024	$494,190	$—	$524,982	$—	$26,632	$1,045,804
	2023	$472,424	$196,770	$524,984	$—	$32,443	$1,226,621

(1)
The named executive officers are eligible to receive annual incentive cash bonuses under the Cash Bonus Plan. The award of annual incentive cash bonuses under the Cash Bonus Plan is generally comprised of two components. The first component is based on the executive achieving pre-established individual objectives. The second component is based on the Company achieving specified financial performance measures. The amounts in this column reflect the individual objectives component of the named executive officer’s annual bonus under the Cash Bonus Plan. The second component based on the Company achieving specified financial performance measures is included in the column under the heading “Non-equity Incentive Plan Comp.” and described in more detail in footnote (3) below.

See “Components of Executive Compensation – Annual Cash Incentives” for additional information regarding bonus payouts under this component of our compensation program. The target bonus amounts (consisting of both the target bonus for each of the individual objectives component and the company financial performance component) for 2025, 2024, and 2023, for Ms. Johnson-Leipold were $831,977, $804,526, and $774,739, and for Mr. Johnson were $281,079, $271,805, and $259,833, respectively.
For Mr. Johnson, this figure in fiscal 2023 also includes a one-time $150,000 discretionary bonus paid to Mr. Johnson for service he performed during a leadership transition. The balance of the bonus is for Mr. Johnson’s achievement of his individual objectives at 120% of target.
(2)
The amounts in this column reflect the dollar value of long-term equity based compensation awards pursuant to the Stock Incentive Plan granted during the fiscal years indicated in the table. These amounts for each of fiscal 2025, 2024, and 2023, equal the fair value of restricted stock units or shares of restricted stock computed in accordance with FASB Accounting Standards Codification Topic 718-10 on the date the restricted stock units or shares of restricted stock were granted. Assumptions used in the calculation of the grant date fair value are included under the caption “Stock Ownership Plans” in the Notes to the Company’s Consolidated Financial Statements in the fiscal 2025 Annual Report on Form 10-K filed with the SEC on December 12, 2025 and such information is incorporated herein by reference. With respect to fiscal 2025, the Company awarded Mr. Johnson 7,922 shares of restricted stock on December 3, 2024. Additionally, Ms. Johnson-Leipold and Mr. Johnson were granted 34,707 and 7,922 respectively, performance-based restricted stock units on December 3, 2024. The table above includes the value of restricted stock units on the grant date based upon the probable outcome of the performance conditions as reasonably determined by the Company. The grant date fair value of each performance-based restricted stock unit award assuming the highest level of performance was achieved over the performance period (i.e., the maximum amount) would equal approximately $2,300,000 and $525,000 for Ms. Johnson-Leipold and Mr. Johnson, respectively.

(3)
This column includes the dollar value of all amounts earned by the named executive officers under our Cash Bonus Plan which are based upon the specified Company financial component for the applicable fiscal year. For fiscal 2025, the Company’s financial performance measures were achieved between the minimum and maximum payout levels and therefore, payout amounts are included in this column. For fiscal 2024 and 2023, the Company’s financial performance measures were not achieved and, therefore, no payout amounts are included in this column. See “Components of Executive Compensation—Annual Cash Incentives” for additional information regarding bonus payouts under this component of our compensation program.

33

EXECUTIVE COMPENSATION

(4)
The table below shows the components of this column, which include an approved match for each named executive officer’s 401(k) plan contributions, approved contributions credited to the individual’s qualified retirement plan, approved contributions to the individual’s non-qualified retirement plan account and perquisites provided to each individual for fiscal 2025, 2024, and 2023, respectively.

Name	Fiscal Year	401(k) Match	Qualified Plan Contributions	Non-Qualified Plan Contributions	Perquisites(a)	Total “All Other Compensation”
Helen P. Johnson-Leipold	2025	$8,885	$3,450	$5,565	$8,500	$26,400
	2024	$8,726	$6,600	$13,560	$8,500	$37,386
	2023	$8,578	$9,150	$26,755	$—	$44,483
David W. Johnson	2025	$8,911	$3,450	$1,534	$1,798	$15,693
	2024	$8,626	$6,600	$4,406	$7,000	$26,632
	2023	$8,480	$9,150	$7,813	$7,000	$32,443

(a)
Perquisites consist of reimbursements made to the named executive officer under the Executive Flexible Spending Account Plan for personal financial planning services, for purchases of office equipment for business needs and/or for certain association membership dues. Ms. Johnson-Leipold is allowed reimbursements under the Executive Flexible Spending Account Plan of up to $8,500 per calendar year for covered expenses. Mr. Johnson is allowed reimbursements of up to $7,000 per calendar year for covered expenses.

Grants of Plan-Based Awards
The following table sets forth information regarding all incentive plan awards that were granted to the named executive officers during fiscal 2025 including equity-based, non-equity based and other plan-based awards. Disclosure on a separate line item is provided for each grant made to a named executive officer during the fiscal year. Non-equity incentive plan awards are awards that are not subject to FASB Accounting Standards Codification Topic 718 and are intended to serve as an incentive for performance to occur over a specified period, and include performance bonus awards under the Cash Bonus Plan. Equity incentive plan awards include the service-based award to our CFO and the performance-based restricted stock units awarded to each NEO under the Stock Incentive Plan and are awards subject to a performance condition or a market condition as those terms are defined by FASB Accounting Standards Codification Topic 718. We did not grant any stock options during fiscal 2025.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($ value(1))			Estimated Future Payouts Under Equity Incentive Plan Awards (number of shares(2))			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option Awards(4)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Helen P. Johnson-Leipold	—	$207,994	$831,977	$1,663,954	—	—	—	—	—
	12/3/24	—	—	—	17,354	34,707	69,414	—	$1,150,016
David W. Johnson	12/3/24	—	—	—	—	—	—	7,922(3)	$262,495
	—	$70,270	$281,079	$563,202	—	—	—	—	—
	12/3/24	—	—	—	3,961	7,922	15,844	—	$262,495

(1)
These amounts show the range of payouts targeted for fiscal 2025 performance under the Cash Bonus Plan as described in the section of this Proxy Statement titled “Compensation Discussion and Analysis.” The Cash Bonus Plan entitles participants to earn bonus awards based upon Company financial performance and the participant’s individual objectives for a given fiscal year. The targeted bonus amounts are equal to a percentage of the named executive officer’s base salary. The target was set at 90% of the base salary for Ms. Johnson-Leipold and 55% of the base salary for Mr. Johnson for fiscal 2025. For both the individual objectives component and the Company financial performance component of our annual bonus under the Cash Bonus Plan, the eligible bonus can be paid out from 0-200% of the target bonus amount for that component. The target eligible bonus amounts for fiscal 2025 are set in the table above and represent the aggregate target under both the Company performance component and the individual objectives component. If either or both components are met at targeted performance levels, the payout equals 100% of the eligible bonus for such component. A participant may earn up to a maximum of 200% of the target bonus amount when both of the maximum financial performance levels are achieved or exceeded. A participant may earn a minimum of 25% of the target bonus amount if the Company performance component reaches both of the threshold or minimum financial performance levels. The amount under the column “Maximum” is limited to 200% of the target bonus award. See the following sections for additional information: “Summary Compensation Table” and “Compensation Discussion and Analysis.”

34

EXECUTIVE COMPENSATION

(2)
These awards were issued under the 2020 Stock Incentive Plan and consisted of an award of performance-based restricted stock units tied to achievement of certain Company financial objectives to be measured over a three-year performance period. For fiscal 2025, see “Components of Executive Compensation – Equity Based Compensation” for additional information regarding award term, conditions and payouts under these performance-based restricted stock units issued to the named executive officers during fiscal 2025. The number of performance-based restricted stock units at target was determined using a grant date share price of $33.135 and resulted in a target grant of 34,707 units for Ms. Johnson-Leipold and 7,922 units for Mr. Johnson. The actual number of shares tied to the performance-based awards to be earned, if any, will be determined based on performance over the fiscal 2025-2027 period. The threshold number of shares equals 50% of the target number of shares and the maximum number of shares equals 200% of the target number of shares.

(3)
The service-based restricted stock award was granted on December 3, 2024 and vests on December 3, 2027, the third anniversary of the grant date. This award was issued by the Compensation Committee to further the Company’s retention objectives and was based upon a target award value of $262,500 for Mr. Johnson established and approved by the Compensation Committee with the number of shares of restricted stock issued under the award being based upon the grant date fair value per share of $33.135.

(4)
The value of the restricted stock and restricted stock units is based upon the December 3, 2024 grant date fair value of $33.135 per share for each share of restricted stock and each restricted stock unit (based upon the target number of shares issued as part of the award), determined pursuant to FASB Accounting Standards Codification Topic 718. For restricted share awards, the grant date fair value is the amount the Company expenses in the financial statements over the award’s vesting schedule. See the Notes to the Consolidated Financial Statements in the fiscal year 2025 Annual Report on Form 10-K filed with the SEC on December 12, 2025 for the assumptions relied on in determining the value of these awards.

Outstanding Equity Awards at Fiscal Year End
The following table provides information regarding unvested shares of restricted stock or restricted stock units held by the named executive officers at October 3, 2025. Neither of the named executive officers held any unexercised stock options as of October 3, 2025.

Stock Awards
Named Executive Officer	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Helen P. Johnson-Leipold	20,341(2)	$849,440
	21,218(3)	$886,064
	34,707(4)	$1,449,364
David W. Johnson	2,470(5)	$103,147
	4,643(2)	$193,892
	4,643(6)	$193,892
	4,843(3)	$202,244
	4,843(7)	$202,244
	7,922(4)	$330,823
	7,922(8)	$330,823

(1)
Market value equals the closing per share market price of our Class A common stock on October 3, 2025, which was $41.76, multiplied by the number of shares of restricted stock or the number of restricted stock units, as applicable.

(2)
This award constitutes restricted stock units that represent one share of Class A common stock for each restricted stock unit. The restricted stock units are subject to performance-based vesting criteria over a three year performance period (fiscal 2023 through fiscal 2025). See “Compensation Discussion and Analysis” above for additional information on these awards. The number of restricted stock units identified in the table above represent the number of shares of Class A common stock issuable at 100% of the target grant level.

(3)
This award constitutes restricted stock units that represent one share of Class A common stock for each restricted stock unit. The restricted stock units are subject to performance-based vesting criteria over a three year performance period (fiscal 2024 through fiscal 2026). See “Compensation Discussion and Analysis” above for additional information on these awards. The number of restricted stock units identified in the table above represent the number of shares of Class A common stock issuable at 100% of the target grant level.

(4)
This award constitutes restricted stock units that represent one share of Class A common stock for each restricted stock unit. The restricted stock units are subject to performance-based vesting criteria over a three year performance period (fiscal 2025 through fiscal 2027). See “Compensation Discussion and Analysis” above for additional information on these awards. The number of restricted stock units identified in the table above represent the number of shares of Class A common stock issuable at 100% of the target grant level.

(5)	The shares of restricted stock vest on December 7, 2025, the fourth anniversary of the grant date.
(6)	The shares of restricted stock vest on December 6, 2026, the fourth anniversary of the grant date.
(7)	The shares of restricted stock vest on December 6, 2027, the fourth anniversary of the grant date.
(8)	The shares of restricted stock vest on December 3, 2027, the third anniversary of the grant date.

35

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested
The following table sets forth information relating to the restricted stock awards and restricted stock units that vested during fiscal 2025 for each of the named executive officers on an aggregate basis. No common stock options were exercised by the named executive officers during fiscal 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Helen P. Johnson-Leipold	0	$0
David W. Johnson	2,825	$94,581

(1)
Value realized equals the closing market price of our Class A common stock on the vesting date or, if not a trading date, on the last trading date, multiplied by the number of shares that vested on such date.

Non-Qualified Deferred Compensation

Named Executive Officer	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year(1)	Aggregate Earnings in Last Fiscal Year(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Helen P. Johnson-Leipold	$124,682	$5,565	$1,028,008	None	$13,090,027
David W. Johnson	$37,115	$1,534	$21,248	None	$2,100,620

(1)
The amounts included in the column titled “Registrant Contributions in Last Fiscal Year” for each named executive officer are included in the “All Other Compensation” column of the Summary Compensation Table.

(2)	None of the earnings on assets in the Nonqualified Deferred Compensation Plan were above market or preferential.
A description of our Nonqualified Deferred Compensation Plan is provided below under the heading “Nonqualified Deferred Compensation.”
Employment Agreements
The Company has not entered into any employment agreements with the named executive officers.
Incentive Compensation Recovery (Clawback) Policy
The Company’s Board of Directors has adopted an Incentive Compensation Recovery (Clawback) Policy effective as of December 2, 2015 and amended effective June 30, 2023. A copy of this policy is available on the Company’s website at www.johnsonoutdoors.com, 24 hours a day and free of charge. The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement. The policy is administered by our Board of Directors and covers all current and former executive officers. Under this policy, the Board of Directors will require reimbursement or forfeiture of any excess incentive compensation awarded or paid in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under federal securities laws. The incentive compensation covers all awards granted or paid during the last three completed fiscal years including, but not limited to, annual performance bonuses (including any amounts deferred) and long-term incentive grants, including any of the following, provided that, such compensation is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure (as defined in the policy): cash bonuses and incentive cash compensation; stock options; restricted stock; restricted stock units; and performance-based units. The amount to be recovered is the excess amount of the incentive compensation received by the executive officer based on the erroneous data from the accounting restatement. The policy applies to all incentive compensation approved, awarded or granted after the effective date of the policy.

36

EXECUTIVE COMPENSATION

Post-Employment Compensation
Pension Benefits
Currently, Johnson Outdoors does not provide the named executive officers with pension benefits. U.S.-based executive officers are eligible to participate in the Johnson Outdoors Retirement and Savings 401(k) Plan on the same terms as other U.S.-based employees. In any plan year, the Company may make matching contributions to a participant’s account equal to 50 percent of the first six percent of an employee’s annual wages. All named executive officers participated in the 401(k) Plan during fiscal 2025 and received Company provided matching contributions. In addition, the Company also has a discretionary retirement contribution component to its 401(k) program in which the named executive officers are also eligible to participate. Under this component, a discretionary retirement contribution can be made to the participant’s 401(k) Plan account. This discretionary contribution ranges from 0-6% of an employee’s eligible base calendar year earnings. The Company made a discretionary contribution of 1% in fiscal 2025 based on calendar year 2024 for all participants.
Non-Qualified Deferred Compensation
The Johnson Outdoors’ Deferred Compensation Plan was amended and restated on September 18, 2007. The Non-Qualified Deferred Compensation Plan provides an opportunity for the named executive officers to defer a portion of their compensation and uses such deferral to encourage the continued loyalty and service of such persons to the Company. Eligible participants of this plan are designated by the Compensation Committee as Highly Compensated Employees (HCE) under the definition of the Internal Revenue Code as well as employees with designated titles, including executive, director, senior manager or employees whose positions are recognized as key technical lead positions. The Compensation Committee has delegated authority to the Retirement Plan Committee to determine annual eligibility based upon the criteria noted above. A participant’s election shall specify the percentage (in increments of one percent to a maximum of 13 percent) of the participant’s base compensation. Participants may also specify the percentage (in increments of one percent to a maximum of seven percent) of their cash bonus for deferral under the plan. A participant who makes a bonus deferral under this plan may be entitled to a matching contribution credit, determined and credited following the conclusion of each plan year, equal to 50 percent of the first six percent of the participant’s annual bonus award that the participant elects to have contributed to his/her account as a bonus deferral. Participants designate how his or her account shall be deemed to be invested among the investment options. Each day that the U.S. financial markets are open, the account of each participant will be credited (or charged) based upon the investment gain (or loss) that the participant would have realized with respect to his or her account since the immediately preceding valuation date had the account been invested in accordance with the participant’s investment election. The named executive officers have made elections for distributions allowed by the Non-Qualified Deferred Compensation Plan upon separation from service. The distribution of the named participant’s pre-2005 account, if applicable, would be made or commence on the first day of the month that is at least 60 days following the date the participant separates from service. Named participants’ post-2004 account distributions, if applicable, would commence on the first day of the month following the six-month anniversary of the participant’s separation from service.

37

EXECUTIVE COMPENSATION

Potential Payments/Benefits Upon Termination or Change of Control
Pursuant to the terms of the Stock Incentive Plan, the Compensation Committee in its discretion may, at the time of an award or at any time thereafter, provide (1) for the immediate vesting of all outstanding stock options and shares of restricted stock upon a change of control of the Company or (2) that any outstanding performance-based restricted stock units shall be deemed earned at the target grant amount. The grant agreements for shares of restricted stock have generally provided for immediate vesting upon a change of control of the Company and the grant agreements for performance-based restricted stock units have generally provided that 100% of the target grant is deemed earned upon a change of control of the Company. The following table sets forth the unvested stock options, shares of restricted stock and restricted stock units held by the named executive officers as of October 3, 2025 under all of the Company’s stock incentive plans, that would become vested or earned as of such date in the event of a change of control of Johnson Outdoors.

Named Executive Officer	Number of Shares Underlying Unvested Options	Unrealized Value of Unvested Options(1)	Number of Restricted Shares or RSUs that are Unvested or Unearned	Unrealized Value of Unvested or Unearned Restricted Stock or RSUs(2)
Helen P. Johnson-Leipold	—	$—	76,266	$3,184,868
David W. Johnson	—	$—	37,286	$1,557,063

(1)
The named executive officers held no unvested options at fiscal year-end. Had they held unvested options at year end, unrealized value would equal the closing market value of the Class A common stock as of October 3, 2025 minus the exercise price, multiplied by the number of unvested shares of the Class A common stock as of such date. The closing market value of the Class A common stock on October 3, 2025 was $41.76.

(2)
With respect to shares of restricted stock, unrealized value equals the closing per share market value of the Class A common stock as of October 3, 2025, multiplied by the number of unvested shares of the Class A common stock as of such date. With respect to unearned, outstanding performance-based restricted stock units, the number of restricted stock units included in the table above represent the number of shares of Class A common stock issuable at achievement of 100% of the target grant level (i.e., 76,266 and 17,408 shares for Ms. Johnson-Leipold and Mr. Johnson, respectively). The unrealized value of such units equals the number of shares of Class A common stock underlying the outstanding unearned restricted stock units at 100% of target grant multiplied by the closing per share market value of the Class A common stock as of October 3, 2025. The closing market value of the Class A common stock on October 3, 2025 was $41.76.

38

DIRECTOR COMPENSATION
Johnson Outdoors seeks to attract and retain highly qualified individuals to serve on the Board of Directors. To that end, the Company maintains a philosophy of paying outside Directors fairly and consistently with respect to the external market. Moreover, the Company adheres to a process for reviewing the market and considering revisions to its Director compensation program that is consistent with good governance practices.
Approximately every other year, the Compensation Committee tasks its independent compensation consultant, Pearl Meyer, with reviewing the external market with respect to Director compensation levels, mix, and practices among our peers and more broadly among public companies of similar size to Johnson Outdoors, including a review of the companies listed above under the section “Peer Group Benchmarking.” For the latter perspective, Pearl Meyer makes use of the National Association of Corporate Directors’ (NACD) annual survey of director compensation. Generally, the Committee seeks to deliver an overall compensation package near the market median. Based on this review, the Committee considers potential changes to the level of various compensation elements.
Johnson Outdoors uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board of Directors. With respect to fiscal 2025 and based upon the recommendations of Pearl Meyer, the outside directors received a $60,000 annual retainer and an equity award of restricted stock having a grant date value of $110,000. For fiscal 2025, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee chairs received additional annual retainers of $25,000, $15,000 and $10,000, respectively. Each director who is a member of a Committee (other than the chairperson) receives an annual cash retainer as follows: Audit: $10,000; Compensation: $7,500; and Nominating and Corporate Governance: $5,000. There are no meeting fees for attendance at Board and Committee meetings. The Vice Chairman/Lead Independent Director of the Board of Directors receives an additional annual retainer of $50,000. For fiscal 2026, the Compensation Committee approved an increase in the value of the equity award of restricted stock to be made to the outside directors from $110,000 to $115,000.
In connection with the 2023 Annual Meeting of Shareholders, the Board of Directors and the Company’s shareholders approved the Johnson Outdoors Inc. 2023 Non-Employee Director Stock Ownership Plan. The plan provides that upon first being elected or appointed as one of the Company’s directors, and thereafter on the first business day after the annual meeting of shareholders, the Company has the option of granting equity awards to such persons containing a value determined by the Compensation Committee. Equity awards may be granted under the plan in the form of stock options, shares of restricted stock or restricted stock units. For any award made under the Plan, the number of shares granted is based on the fair market value per share on the date of the award or, in the case of restricted stock units, at the fair market value per share of the underlying Class A common stock on the date of the award.

39

DIRECTOR COMPENSATION

Director Summary Compensation Table
The following table provides information concerning the compensation paid by Johnson Outdoors in fiscal 2025 to each of the outside directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
John M. Fahey, Jr.	$127,500	$109,992	$237,492
Edward F. Lang	$90,000	$109,992	$199,992
Richard (“Casey”) Sheahan	$77,500	$109,992	$187,492
Katherine Button Bell	$80,000	$109,992	$189,992
Edward Stevens	$75,000	$109,992	$184,992
Jeffery M. Stutz	$70,000	$109,992	$179,992
Paul G. Alexander	$65,000	$109,992	$174,992
Liliann Annie Zipfel	$67,500	$109,992	$177,492

(1)
The amounts in this column reflect the dollar value of long-term equity-based compensation awards granted pursuant to our 2023 Non-Employee Director Stock Ownership Plan during fiscal 2025. These amounts equal the grant date fair value of shares of common stock in the case of an award of shares of restricted stock or the grant date fair value of the underlying shares of restricted stock in the case of an award of restricted stock units, computed in each case in accordance with FASB Accounting Standards Codification Topic 718-10. Assumptions used in the calculation of the grant date fair value are included under the caption “Stock Ownership Plans” in the Notes to our Consolidated Financial Statements in the fiscal 2025 Annual Report on Form 10-K filed with the SEC on December 12, 2025 and such information is incorporated herein by reference.

The following table provides certain information regarding restricted stock issued to our outside directors in fiscal 2025 pursuant to the 2023 Non-Employee Director Stock Ownership Plan. The shares of restricted stock vest on the first anniversary of the date of grant.

Director	Number of Shares	Grant Date	Grant Date Fair Market Value(*)
John M. Fahey, Jr.	4,067	2/28/2025	$109,992
Edward F. Lang	4,067	2/28/2025	$109,992
Richard (“Casey”) Sheahan	4,067	2/28/2025	$109,992
Katherine Button Bell	4,067	2/28/2025	$109,992
Edward Stevens	4,067	2/28/2025	$109,992
Jeffrey M. Stutz	4,067	2/28/2025	$109,992
Paul G. Alexander	4,067	2/28/2025	$109,992
Liliann Annie Zipfel	4,067	2/28/2025	$109,992

*
The value of the award is based upon the grant date fair value of the award determined in accordance with FASB Accounting Standards Codification Topic 718-10. See the Notes to our Consolidated Financial Statements filed with the SEC on December 12, 2025 as part of the Annual Report on Form 10-K for the assumptions relied on in determining the value of these awards.

40

DIRECTOR COMPENSATION

The following table identifies the aggregate number of outstanding stock options as of October 3, 2025, outstanding shares of unvested restricted Class A common stock as of October 3, 2025 and outstanding shares of Class A common stock underlying unvested restricted stock units held by each outside director as of October 3, 2025 for which an election to defer receipt of such vested restricted stock units is not in effect.

Name of Outside Director	Number of Shares of Class A Common Stock Subject to Common Stock Options Outstanding as of October 3, 2025 or Restricted Stock Units Outstanding as of October 3, 2025	Number of Shares of Unvested Restricted Stock Outstanding as of October 3, 2025
John M. Fahey, Jr.	—	4,067
Edward F. Lang	—	4,067
Richard Casey Sheahan	—	4,067
Katherine Button Bell	—	4,067
Edward Stevens	—	4,067
Jeffrey M. Stutz	—	4,067
Paul G. Alexander	—	4,067
Liliann Annie Zipfel	—	4,067

41

CEO PAY RELATIVE TO MEDIAN PAY OF OUR EMPLOYEES
The compensation for our CEO in fiscal 2025 ($2,767,128 as disclosed in the 2025 Summary Compensation Table above) was approximately 63 to 1 times to the annual “total compensation” as defined by Item 402(u) of Regulation S-K of our median employee ($43,588). Total compensation includes base salary, bonus compensation, equity awards and other perquisites and allowances. Our CEO to median employee ratio is calculated in accordance with Item 402(u) of Regulation S-K and represents a reasonable estimate calculated in accordance with SEC regulations and guidance. We identified the median employee by examining the annual wage and target bonus amount reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for all individuals, excluding our CEO, who were employed by us on September October 3, 2025. We included all our global employees across 11 countries, whether employed on a full-time, part time, temporary or seasonal basis. After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2025 Summary Compensation Table.

42

PAY VERSUS PERFORMANCE
As required by the pay versus performance rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 402(v) of Regulation S-K, we are providing the following information regarding the relationship between “compensation actually paid” to our named executive officers (“NEOs”) and certain of our financial performance metrics for each of the past five fiscal years.
Amounts included as “compensation actually paid” do not represent the value of cash compensation and equity awards actually received by our named executive officers but instead are amounts calculated pursuant to SEC rules and which result in adjustments to the amounts reported above in the summary compensation table. Shareholders should refer to the discussion of our compensation philosophy and programs described above under “Executive Compensation,” including the “Compensation Discussion and Analysis,” for a complete discussion of our compensation programs and their connection to our performance. Our Compensation Committee did not consider the following Pay Versus Performance analysis and disclosures in making compensation decisions with respect to any fiscal year shown below.
Pay Versus Performance Table
The following table sets forth additional compensation information for our CEO and our other Named Executives (Other NEOs) (averaged) along with total shareholder return, net income, and pre-tax income performance results for fiscal 2025, 2024, 2023 2022 and 2021.

					Year-end value of $100 invested on 9/30/2020 in:
Year	Summary Comp. Table Total for Johnson- Leipold, Helen P ($)[1]	Comp. Actually Paid to Johnson- Leipold, Helen P ($)[1,2]	Average Summary Comp. Table Total for Non-CEO NEOs ($)[1]	Average Comp. Actually Paid to Non-CEO NEOs ($)[1,2]	Johnson Outdoors ($)	S&P 600 Consumer Discretionary Sector ($)[3]	Net Income/ (Loss) (in millions) ($)	Pre-tax Income/ (Loss) (in millions) ($)[4]
2025	$2,767,128	$2,015,873	$1,273,340	$1,231,063	$54.50	$181.95	($34.29)	($9.28)
2024	$2,081,320	$513,854	$1,045,804	$424,806	$45.52	$176.42	($26.53)	($29.86)
2023	$2,147,751	$1,283,488	$1,226,621	$1,069,711	$66.28	$132.58	$19.53	$25.82
2022	$2,446,656	($848,899)	$1,121,919	($263,603)	$60.87	$110.44	$44.49	$58.89
2021	$3,231,701	$6,173,580	$1,393,706	$2,273,959	$128.21	$166.98	$83.38	$112.92

(1)	For 2025, 2024, 2023, 2022 and 2021 the CEO was Helen P. Johnson-Leipold (Current CEO) and the sole Other NEO was David W. Johnson.

43

PAY VERSUS PERFORMANCE

(2)	Compensation actually paid (“CAP”) was determined by making the following adjustments for equity awards:

	2025		2024		2023		2022		2021
	CEO ($)	Average of Other NEOs ($)	CEO ($)	Average of Other NEOs ($)	CEO ($)	Average of Other NEOs ($)	CEO ($)	Average of Other NEOs ($)	CEO ($)	Average of Other NEOs ($)
Summary Compensation Table (“SCT”) Total	$2,767,128	$1,273,340	$2,081,320	$1,045,804	$2,147,751	$1,226,621	$2,446,656	$1,121,919	$3,231,701	$1,393,706
Adjustments:
Amounts Reported as ‘Stock Awards’ in SCT	($1,150,000)	($525,000)	($1,150,016)	($524,982)	($1,149,478)	($524,984)	($1,150,005)	($512,451)	($999,969)	($499,940)
Addition: Fair value at year-end of awards granted during the covered fiscal year that are outstanding and unvested at year-end	$724,682	$496,234	$170,194	$215,423	$438,305	$353,972	$413,336	$221,066	$1,859,071	$774,544
Addition (Subtraction): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	($325,937)	($25,214)	($511,233)	($308,737)	($317,729)	($57,208)	($2,337,138)	($1,056,581)	$2,055,859	$589,028
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during such year	$—	($12,854)	($76,411)	($21,510)	$164,639	$56,303	($221,748)	($49,684)	$26,918	$9,293
Addition: Dividends on vesting of restricted stock grants	$—	$24,557	—	$18,808	—	$15,007	—	$12,128	—	$7,328
Compensation Actually Paid	$2,015,873	$1,231,063	$513,854	$424,806	$1,283,488	$1,069,711	($848,899)	($263,603)	$6,173,580	$2,273,959

Summary Compensation Table amounts reflect the grant date fair values of equity awards. For CAP calculation purposes, adjustments have been made to reflect fair values as of each measurement date. For performance-based restricted stock units, this includes actual and forecasted funding results as of end of each fiscal year as disclosed in the table above.
(3)
Company and peer group total shareholder return (“TSR”) for each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested on September 30, 2020. For purposes of the table, the Company’s peer group is the S&P 600 Consumer Discretionary Sector, as reflected in our stock performance graph in our Annual Report on Form 10-K, which was filed with the Commission on December 12, 2025.

(4)
Our company-selected measure, which is the measure we believe represents the most important financial performance not otherwise presented in the table above that we use to link compensation actually paid to our NEOs for fiscal 2025 to our performance, is pre-tax income, as discussed in our “Compensation Discussion and Analysis – Components of Executive Compensation – Annual Cash Incentives.”

Relationship Between Pay and Performance
As described above under “Executive Compensation,” including the “Compensation Discussion and Analysis,” we generally seek to (1) provide a market competitive target total compensation opportunity that is straightforward and understandable to all stakeholders, (2) through incentive compensation programs, provide for actual pay that is commensurate with performance (i.e., “pay for performance”), with meaningful upside and downside opportunities, balanced between short-and long-term perspectives, and focused on delivering enhanced value to shareholders, and (3) structure the arrangements in a cost-effective manner and without encouraging unreasonable or excessive risk-taking. We, therefore, do not specifically align our performance measures with “compensation actually paid” as determined under Item 402(v) of Regulation S-K for a particular fiscal year. Nonetheless, in accordance with such rule we are providing the following descriptions of the relationships between information presented in the above Pay Versus Performance Table.

44

PAY VERSUS PERFORMANCE

The charts shown below present a graphical comparison of compensation actually paid to our CEO and the average compensation actually paid to our single Other NEO set forth in the Pay Versus Performance Table above, as compared against the following performance measures: our (1) TSR, (2) peer group TSR, (3) net income, and (4) pre-tax income. The chart reflecting our TSR and peer group TSR also provide a comparison of our TSR to the peer group TSR for the four-year period.
Total shareholder return in the first chart below, in the case of both the Company and our peer group, reflects the cumulative return of $100 as if invested on September 30, 2020, including reinvestment of dividends.

Compensation Actually Paid vs. Total Shareholder Return
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
Compensation ($000s)
$230.00
$180.00
$130.00
$80.00
$30.00
$(20.00)
Total Shareholder Return on $100 Invested at Beginning of Period
2021
2022
2023
2024
2025
CEO Compensation Actually Paid
Average NEO Compensation Actually Paid
JOUT value of $100 invested on 9/30/2021
Peer Group value of $100 invested on 9/30/2021

Compensation Actually Paid vs. Net Income
Compensation ($000s)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
Net Income (in millions $)
$100
$80
$60
$40
$20
$-
$(20)
$(40)
2021
2022
2023
2024
2025
CEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Net Income ($Mil.)

45

PAY VERSUS PERFORMANCE

Most Important Performance Measures for 20251
As described in greater detail in this Proxy Statement, the Company’s executive compensation programs reflect a pay-for-performance philosophy. The metrics that the Company uses for both long-term and short-term incentive awards are selected generally based on an objective of incentivizing our NEOs to increase the value of the Company for our shareholders and to align compensation with our strategic goals for the Company. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

Pre-tax income
Net sales
Operating profit
Return on invested capital

[1]	See “Compensation Discussion and Analysis—Components of Executive Compensation” for additional discussion.

46

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Person Transactions
The Company purchases certain services primarily from S.C. Johnson & Son, Inc. (“S.C. Johnson”) and, to a lesser extent, from other organizations controlled by Johnson Family members (including Ms. Johnson-Leipold) and other related parties. For example, the Company leases its headquarters facility from Johnson Bank and S.C. Johnson provides the Company with administrative services, conference facilities and transportation services. The Company believes that the amounts paid to these organizations are no greater than the fair market value of the services. The total amount incurred by the Company for the foregoing services during fiscal 2025 was approximately $1,782,000.
In addition to the foregoing, Connor Leipold, the son of Helen Johnson-Leipold, the Company’s Chairman and CEO, is employed by the Company as a Senior Manager, Innovation. Connor Leipold’s total compensation for the fiscal year that ended October 3, 2025, including base salary, and bonus exceeded $120,000. Mr. Leipold’s compensation is consistent with the compensation arrangements made available to other employees of the Company with similar years of experience and positions within the Company. Mr. Leipold also participates in the Company’s benefit plans on a basis similar to other similarly situated employees of the Company.
Review and Approval of Related Person Transactions
The charter for the Audit Committee provides that it is responsible for the review and approval of related party transactions in accordance with NASDAQ listing requirements. Based upon the Audit Committee’s review, the Company believes that all related person transactions described above were at arms-length and contained terms that were no less favorable than what could have been obtained from an unaffiliated third party. The Board of Directors has also adopted a formal written set of policies and procedures for the review, approval and ratification of related person transactions.
SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and more than 10 percent shareholders to file with the SEC reports on prescribed forms of their beneficial ownership and changes in beneficial ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 reports were required to be filed, the Company believes that during fiscal 2025 and fiscal 2026 to date all reports required by Section 16(a) to be filed by the Company’s officers, directors and more than 10 percent shareholders were filed on a timely basis, except a Form 4 report was filed with the SEC for Mr. David Johnson on December 8, 2025 reporting two transactions, one occurring on December 3, 2025 and another occurring on December 7, 2025.

47

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Proposal
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and SEC rules and regulations (and consistent with the similar proposal on executive compensation submitted to the Company’s shareholders in connection with prior Annual Meetings of Shareholders), the Company’s Board of Directors has authorized a non-binding advisory shareholder vote to approve the compensation of the Company’s named executive officers as reflected in the section herein titled “Executive Compensation,” the disclosures regarding named executive officer compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures and the other executive compensation information provided in this Proxy Statement. This proposal, commonly known as a “Say on Pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay programs and policies.
The Company believes its compensation policies and procedures align the executive officers’ compensation with the Company’s short-term and long-term performance and provide the compensation and incentives needed to attract, motivate and retain key executives who are important to the Company’s continued success. The Compensation Committee periodically reviews and approves the Company’s compensation policies and procedures, and periodically reviews its executive compensation programs and takes any steps it deems necessary to continue to fulfill the objectives of the Company’s compensation programs.
Shareholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of our executive compensation programs. These programs have been designed to promote a performance-based culture which aligns the interests of our named executive officers and other managers with the interests of the shareholders. This includes annual incentive cash compensation based on the named executive officers achieving their individual goals and objectives, together with incentive compensation based on the Company achieving specified financial performance measures. A substantial portion of our named executive officers’ compensation is also based on equity awards with long-term vesting or performance-based requirements.
Highlights of the Company’s compensation programs include the following:
•	Neither of the named executive officers have any employment agreements with the Company;
•	The Company is not required to provide any severance or termination pay or benefits to any named executive officer;
•	The named executive officers are not entitled to any tax gross-up payments in connection with any Company compensation programs;
•
Although the Company is a “Controlled Company,” and is therefore exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a Compensation Committee composed entirely of independent directors, each member of the Company’s Compensation Committee is independent under the applicable standards of the NASDAQ Stock Market;

•
The Company’s compensation focuses on performance, with base pay accounting for approximately 19% of total compensation opportunity for Ms. Johnson-Leipold and approximately 27% of total compensation opportunity for Mr. Johnson for fiscal 2025. The remainder of their total compensation opportunity is comprised of cash incentive bonuses based on achieving individual goals and Company financial performance, and long-term equity awards;

•	A substantial portion of the named executive officers’ compensation consists of annual cash incentives based upon achieving specific goals and objectives under our Cash Bonus Plan.

48

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

•	The Company has a “clawback” or compensation recovery policy which provides for the recoupment of incentive compensation in the event of certain accounting restatements;
•
The Compensation Committee continually monitors Company performance and adjusts compensation practices accordingly. For example, beginning with fiscal 2016, all the equity awards made to our CEO are based on achieving a specified level of financial performance for the Company. Beginning in fiscal 2016 and through fiscal 2025, the Compensation Committee also modified the portion of the long-term equity incentive awards (i.e., the portion issued in the form of performance-based restricted stock units) that are linked to achieving Company performance goals to be based on a three-year performance period rather than a one year period, to better coincide with the Company’s three year strategic plan. As described elsewhere herein, for fiscal 2026, the Company modified the performance period for awards to our named executive officers from three years to a one year period and it also modified the allocation or split of the equity incentive award to the CEO to not be 100% based upon meeting certain performance-based financial targets but instead be split 50% based upon meeting certain performance-based financial targets and 50% of which will be tied to meeting a three year service-based period to better align the equity awards with the Company’s strategic goals for fiscal 2026; and

•
The Compensation Committee regularly assesses the Company’s individual and total compensation programs against peer companies, the general marketplace and other industry data points and the Compensation Committee utilizes an independent consultant to engage in ongoing independent review of all aspects of our executive compensation programs.

Accordingly, shareholders are being asked to vote on the following resolution:
“Resolved, that the compensation paid to Johnson Outdoors’ named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative disclosures, is hereby approved by the shareholders of Johnson Outdoors Inc.”
Because this shareholder vote is advisory, it will not be binding on the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
Vote Required for Approval
If a quorum exists, the approval of the non-binding advisory proposal on our executive compensation described in this Proxy Statement requires the votes cast, in person or by proxy, and entitled to vote thereon, for this proposal to exceed the votes against this proposal. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.
Board of Directors Recommendation

The Board of Directors recommends a vote “FOR” the non-binding advisory resolution approving our executive compensation.

49

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes share information, as of October 3, 2025, for the Company’s equity compensation plans, including the Johnson Outdoors Inc. 2012 Non-Employee Director Stock Ownership Plan, the Johnson Outdoors Inc. 2020 Long-Term Stock Incentive Plan and the Johnson Outdoors Inc. 2009 Employees’ Stock Purchase Plan. All of these plans have been approved by the Company’s shareholders.

Plan Category	Number of Common Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Common Shares Available for Future Issuance Under Equity Compensation Plans
2020 Long-Term Stock Incentive Plan	121,253(1)	$—	258,302(2)
2012 Non-Employee Director Stock Ownership Plan	5,477	—	—
2023 Non-Employee Director Stock Ownership Plan	—	—	25,807
2009 Employees’ Stock Purchase Plan	—	—	62,187
Total All Plans	126,730	—	346,296

(1)
Includes 121,253 performance stock unit awards at their target values. The ultimate amount of performance stock units that could vest can range from 0% to 200% of the target amount with respect to awards granted in fiscal 2025 and 0% to 150% with respect to awards granted in fiscal years prior to 2025, or from 0 units to 210,776 units for all awards.

(2)	Includes 47,526 of future shares to be issued, as well as up to 210,776 shares of performance stock units that may be issued in shares of Class A Common Stock at the maximum earned level.

50

PROPOSAL 4: TO ADOPT AND APPROVE AN AMENDMENT TO THE JOHNSON OUTDOORS INC. 2020 LONG-TERM STOCK INCENTIVE PLAN
The Proposal: Amendment to Increase Shares Available
The Board of Directors (the “Board”) unanimously approved the adoption of the 2020 Long-Term Stock Incentive Plan (the “Stock Incentive Plan”) on December 5, 2019 and the Company shareholders approved and adopted the Stock Incentive Plan at the Annual Meeting of Shareholders held on February 27, 2020. The purpose of the Stock Incentive Plan is to enhance the ability of the Company and its Affiliates (as defined below) to attract and retain employees who will make substantial contributions to the Company’s long-term business growth and to provide meaningful incentives to such employees which are directly linked to the profitability of the Company’s businesses and increases in shareholder value. In addition, the Stock Incentive Plan is designed to encourage and provide opportunities for stock ownership by such employees, which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the shareholders of the Company.
The number of shares of Class A Common Stock originally available for awards under the Stock Incentive Plan was 500,000 shares. As of December 3, 2025, the number of shares available for future issuance under the Stock Incentive Plan is only 47,526 shares (assuming all unvested RSUs granted and outstanding under this plan were issued and earned at the maximum payout levels). Accordingly, the Company is proposing an amendment to the Stock Incentive Plan to approve an additional 400,000 shares of Class A common stock for a total of 900,000 shares authorized under the Stock Incentive Plan and a total of 447,526 shares available for future grants under the Stock Incentive Plan (assuming all unvested RSUs granted and outstanding under this plan were issued and earned at the maximum payout levels). During the 2025 fiscal year, awards representing 92,568 shares of Class A Common Stock were granted to participants in the Stock Incentive Plan. The number of shares subject to awards granted each year will depend on a number of factors considered by the Compensation Committee of the Board, including Company profitability, employee compensation and retention issues and the fair market value of a share of Class A Common Stock on the date of grant. The increase in the number of shares of Class A common stock under the Stock Incentive Plan is the only amendment to this plan being proposed by the Company for approval by its shareholders.
A summary of the Stock Incentive Plan appears below. This summary is qualified in its entirety by reference to the full text of the Stock Incentive Plan which is attached as Appendix A to this Proxy Statement.
Plan Administration Description
The Stock Incentive Plan is administered by the Compensation Committee of the Board. The Compensation Committee shall be composed of not fewer than two members of the Board, each of whom shall (a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements and (b) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule. If at any time the Compensation Committee shall not be in existence, the Board shall administer the Stock Incentive Plan. The Compensation Committee has full discretionary power and authority to: (i) designate participants under the Stock Incentive Plan; (ii) determine the type or types of awards to be granted to each participant under the Stock Incentive Plan; (iii) determine the number of shares to be covered by awards granted to participants under the Stock Incentive Plan; (iv) determine the terms and conditions of any award granted to a participant under the Stock Incentive Plan; (v) determine under what circumstances awards granted to participants may be amended, modified, or cancelled; (vi) interpret and administer the Stock Incentive Plan and any instrument, agreement or award made under the Stock Incentive Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint agents for the proper administration of the Stock Incentive Plan; and (viii) make any other determination and take any other action that the Compensation Committee deems

51

PROPOSAL 4: TO ADOPT AND APPROVE AN AMENDMENT TO THE JOHNSON OUTDOORS INC. 2020 LONG-TERM STOCK INCENTIVE PLAN

necessary or desirable for the administration of the Stock Incentive Plan. Unless otherwise expressly provided in the Stock Incentive Plan, all designations, determinations, interpretations and other decisions under the Stock Incentive Plan shall be within the sole discretion of the Compensation Committee, and will be binding on all parties.
Effective Date
The Stock Incentive Plan was adopted effective as of December 14, 2019 and was approved by the shareholders of the Company on February 27, 2020. No Awards may be made under the Stock Incentive Plan after December 13, 2029, or earlier if terminated by the Board. However, unless otherwise expressly provided in the Stock Incentive Plan or in an applicable award, any award granted prior to the termination date may extend beyond such date, and, to the extent set forth in the Stock Incentive Plan, the authority of the Compensation Committee to amend, alter, adjust, suspend, discontinue or terminate any such award, or to waive any conditions or restrictions with respect to any such award shall extend beyond the termination date.
Shares Available Under the Stock Incentive Plan
Subject to adjustment in accordance with the terms of the Stock Incentive Plan, prior to the proposed amendment described herein and being proposed for approval by the shareholders of the Company, the maximum number of shares of common stock available for stock options, stock appreciation rights (“SARs”), restricted stock awards or restricted stock units granted under the Stock Incentive Plan is 500,000. The total number of shares subject to awards to any one Participant during any fiscal year of the Company shall not exceed 150,000 shares. The Company is seeking approval from the Company shareholders to increase the number of shares available for Awards under the Stock Incentive Plan to an aggregate total of 900,000, or an increase of 400,000 shares from the number previously available under the plan.
Eligible Participant
The Compensation Committee may designate any of the following as a participant under the Stock Incentive Plan (a “Participant”): any officer or other employee of the Company or any entity that, directly or through one or more intermediaries, is controlled by the Company (individually, an “Affiliate”, and collectively, “Affiliates”) or an individual that the Company or an Affiliate has engaged to become an officer or other employee. The Compensation Committee’s designation of a Participant in any year will not require the Compensation Committee to designate such person to receive an Award in any other year.
Terms of Awards
Stock Options. Subject to the terms of the Stock Incentive Plan, the Compensation Committee shall determine all terms and conditions of each stock option, including but not limited to: (i) whether the stock option is an Incentive Stock Option (“ISO”) which meets the requirements of Internal Revenue Code (the “Code”) section 422 or a Nonstatutory Stock Option (“NSO”) which does not meet the requirements of Code section 422; (ii) the grant date; (iii) the number of shares subject to the stock option; (iv) the exercise price, which may never be less than the fair market value of the shares subject to the option as determined on the date of grant; (v) the terms and conditions of exercise, provided that, unless the Compensation Committee provides otherwise in an award or in rules and regulations relating to the Stock Incentive Plan, a stock option shall be exercised by delivery of a written notice of exercise to the Company and provision for payment of the full exercise price of the shares being purchased pursuant to the stock option and any withholding taxes due; (vi) the termination date, except that each stock option must terminate no later than ten (10) years after the date of grant; (vii) any vesting criteria and the vesting period; and (viii) the exercise period following a Participant’s termination of employment.
Stock Appreciation Rights. Subject to the terms of the Stock Incentive Plan, the Compensation Committee shall determine all terms and conditions of each SAR, including but not limited to: (i) whether the SAR is granted independently of a stock option or relates to a stock option; (ii) the grant date; (iii) the number of shares to which the SAR relates; (iv) the grant price, provided that the grant price shall never be less than the fair market value

52

PROPOSAL 4: TO ADOPT AND APPROVE AN AMENDMENT TO THE JOHNSON OUTDOORS INC. 2020 LONG-TERM STOCK INCENTIVE PLAN

of the shares subject to the SAR as determined on the date of grant; (v) the terms and conditions of exercise or maturity; (vi) the term, provided that an SAR must terminate no later than 10 years after the date of grant; (vii) any vesting criteria and the vesting period; and (viii) the exercise period following a Participant’s termination of employment.
Restricted Stock Awards and Restricted Stock Units. Subject to the terms of the Stock Incentive Plan, the Compensation Committee shall determine all terms and conditions of each award to a Participant of the right to receive cash or shares with a fair market value, which may vest upon the achievement or partial achievement of performance goals or upon the completion of a period of service (“Restricted Stock Units”), or shares that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals or upon the completion of a period of service (“Restricted Stock” and along with Restricted Stock Units, collectively “Restricted Stock Awards”). The Restricted Stock Units and Restricted Stock terms and conditions may include, but are not limited to: (i) the number of shares to which such award relates; and (ii) the period of time, if any, over which, the award can be earned. However, if an award requires the achievement of performance goals, then the period to which such performance goals relate must be at least one year in length, and if an award of Restricted Stock is not subject to performance goals, then such award must have a restriction period of at least one year.
With regard to Restricted Stock Awards, the Compensation Committee may at any time adjust performance goals (up or down), adjust the manner in which performance goals are measured, or shorten any performance period or waive in whole or in part any or all remaining restrictions if the Compensation Committee determines that conditions, including changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company’s accounting policies, acquisitions or dispositions by the Company or its Affiliates, or the occurrence of other unusual, unforeseen or extraordinary events, so warrant.
Change in Control
In order to preserve a Participant’s rights under an award in the event of a Change in Control of the Company, the Compensation Committee in its discretion may take one or more of the following actions: (i) adjust the terms of the award in a manner determined by the Compensation Committee to reflect the Change in Control (ii) cause the award to be assumed, or new rights substituted therefor, by another entity, or (iii) subject to the limitations of Code section 409A, accelerate or cash out awards. For purposes of the Stock Incentive Plan, a Change in Control shall be deemed to have occurred if the Johnson Family shall at any time fail to own stock of the Company having, in the aggregate, votes sufficient to elect at least a fifty-one percent (51%) majority of the directors of the Company. “Johnson Family” shall mean at any time, collectively, the estate of Samuel C. Johnson, the widow of Samuel C. Johnson and the children and grandchildren of Samuel C. Johnson, the executor or administrator of the estate or other legal representative of any such person, all trusts for the benefit of the foregoing or their heirs or any one or more of them, and all partnerships, corporations or other entities directly or indirectly controlled by the foregoing or any one or more of them.
Restriction on Transferability
No award subject to the Stock Incentive Plan and no right under the award shall be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution. The Compensation Committee may allow a Participant to designate a beneficiary or beneficiaries to exercise the Participant’s rights and receive any distributions under the Stock Incentive Plan upon the Participant’s death. However, these transfer restrictions will not prevent a gift or transfer to (i) any trust or other estate in which the Participant has a substantial beneficial interest or serves as trustee; or (ii) any relative or spouse of a Participant, or any relative of the Participant’s spouse.

53

PROPOSAL 4: TO ADOPT AND APPROVE AN AMENDMENT TO THE JOHNSON OUTDOORS INC. 2020 LONG-TERM STOCK INCENTIVE PLAN

Termination and Amendment
The Board may amend, alter, suspend, discontinue or terminate the Stock Incentive Plan as it deems necessary or appropriate to better achieve the purposes of the Stock Incentive Plan; provided, however, that no amendment, alteration, suspension, discontinuation or termination of the Stock Incentive Plan shall in any manner (except as otherwise provided in the Stock Incentive Plan) adversely affect any award granted and then outstanding under the Stock Incentive Plan without the consent of the respective Participant and no amendment, alteration, suspension or termination of the Stock Incentive Plan may be effected without the approval of our shareholders except to the extent necessary to comply with applicable law or the rules of any exchange on which the Company’s common stock is listed. However, the Compensation Committee need not obtain Participant consent for the cancellation, modification or amendment of an award: (i) to the extent the modification or amendment is deemed necessary by the Compensation Committee to comply with any applicable law (including Code section 409A) or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (ii) to the extent the modification or amendment is deemed necessary by the Compensation Committee to preserve favorable accounting treatment of any award for the Company; or (iii) to the extent the Compensation Committee determines that such modification or amendment does not materially and adversely affect the value of an award or that such modification or amendment is in the best interest of the affected Participant or any heir, beneficiary, or assign thereof.
Adjustments
In the event of any stock dividend, stock split, combination or exchange of shares of our Class A common stock, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting such shares, such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Stock Incentive Plan or any award thereunder, then the Compensation Committee may, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number and type of shares of our Class A common stock that may be issued under the Stock Incentive Plan, that may be issued as Restricted Stock Awards and Stock Appreciation Rights, or that may be issued to one Participant during any fiscal year; (ii) the number and type of shares of our Class A common stock covered by each outstanding award made under the Stock Incentive Plan; and (iii) the exercise, base or purchase price per share for any outstanding Stock Option, Stock Appreciation Right and other awards granted under the Stock Incentive Plan.
Federal Income Tax Consequences under the Stock Incentive Plan
The following summary briefly describes certain material U.S. federal income tax consequences of rights under the Stock Incentive Plan, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws.
Pursuant to the Stock Incentive Plan, Participants may be granted the following benefits: stock options (including ISOs and NSOs), SARs, shares of Restricted Stock or Restricted Stock Units. The Company shall have the right, upon issuance of shares or payment of cash in respect of an award, to reduce the number of shares or amount of cash, as the case may be, otherwise issuable or payable by the amount necessary to satisfy any federal, state or local withholding taxes or to take such other actions as may be necessary to satisfy any such withholding obligations.
Incentive Stock Options. No income is realized by the Participant upon the grant or exercise of an option that qualifies as an ISO under Section 422 of the Code. If common stock is issued to a Participant upon exercise of an ISO, and if the Participant does not dispose of those shares in a disqualifying disposition within two years after the date of the option grant or within one year after the shares are issued to the Participant, then (i) on the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the Company for federal income tax purposes. The exercise of an ISO will generally give rise to an item of tax preference that may result in alternative tax liability for the Participant.

54

PROPOSAL 4: TO ADOPT AND APPROVE AN AMENDMENT TO THE JOHNSON OUTDOORS INC. 2020 LONG-TERM STOCK INCENTIVE PLAN

If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, then generally (i) the Participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares if a sale or exchange) over the option price paid for the shares, and (ii) the Company will be entitled to deduct the amount of ordinary income taxed to the participant for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the Participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.
If an ISO is exercised more than three months after termination of employment, the option will be taxed in the same manner as the exercise of a NSO, except when termination of employment is due to disability or death. In the case of termination as a result of disability, if an ISO is exercised more than one year after termination of employment, the option will be taxed in the same manner as a NSO. In the case of termination as a result of death, the ISO retains its characterization if exercised during the option term. Notwithstanding the foregoing, any stock option awarded under the Plan will be subject to the terms of the Plan, which generally allows a Participant to exercise an option within ninety days of termination of employment or, in the case of termination as a result of death, within one year of death.
Further, if an ISO becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the ISO in respect of those excess shares will be treated as a NSO for federal income tax purposes.
Nonstatutory Stock Options. With respect to options that do not qualify as ISOs under section 422 of the Code, (i) no income is realized by the Participant at the time the option is granted, (ii) generally, at exercise, ordinary income is realized by the Participant in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, (iii) the Company will generally be entitled to a federal income tax deduction equal to the amount of ordinary income taxed to the Participant, (iv) prior to (or contemporaneous with) the exercise of an option, the Participant shall make an appropriate payment or other provision (which may include the withholding of shares of common stock) with respect to any withholding or similar tax requirement, and (v) upon disposition of the common stock acquired by exercise of the NSO, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.
Stock Appreciation Rights. With respect to SARs, (i) in general, no income is realized by the participant at the time the SAR is granted, (ii) generally, at exercise, the Participant will be required to include as ordinary income an amount equal to the cash received and/or the fair market value of any shares of common stock received on the exercise, (iii) the Company will generally be entitled to a federal income tax deduction equal to the amount of ordinary income taxed to the Participant, and (iv) the Participant shall make an appropriate payment or other provision with respect to any withholding or similar tax requirement.
Restricted Stock Awards; Restricted Stock Units. With respect to Restricted Stock, (i) in general, no income is realized by the Participant at the time the Restricted Stock is granted and (ii) when the Restricted Stock becomes transferable or no longer subject to a substantial risk of forfeiture, the Participant will be subject to tax at ordinary income rates on the amount by which the fair market value of the Restricted Stock at such time exceeds the amount, if any, paid for the stock by the Participant. However, a Participant may elect under Code Section 83(b) (which election must be made within 30 days after the date of receipt of the Restricted Stock) to be taxed differently. In such a case (x) ordinary income is realized by the Participant at the time the Restricted Stock is granted, in an amount equal to the amount by which the fair market value of such shares of Restricted Stock at grant exceeds the amount, if any, paid for the stock by the Participant and (y) upon disposition of the shares, the Participant will recognize short-term or long-term capital gain (or loss), depending on how long the shares have been held, measured by the difference between the amount realized on the disposition and the basis of the Restricted Stock, which basis will equal the sum of the purchase price and the amount included in gross income under Code Section 83(b).
With respect to a sale or exchange of the shares after the forfeiture period has expired, the holding period to determine whether the grantee has long-term or short-term capital gain or loss generally begins when the

55

PROPOSAL 4: TO ADOPT AND APPROVE AN AMENDMENT TO THE JOHNSON OUTDOORS INC. 2020 LONG-TERM STOCK INCENTIVE PLAN

restrictions expire and the tax basis for such shares will generally be based on the fair market value of such shares on such date (except that a Code Section 83(b) election will cause the holding period commencement and the tax basis to be determined as of the date of grant). The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the Participant and the Participant shall make an appropriate payment or other provision with respect to any withholding or similar tax requirement when the amount is subject to ordinary income to the Participant.
With respect to Restricted Stock Units, (i) in general, no income is realized by the participant at the time the Restricted Stock Unit is granted, (ii) generally, upon the delivery of shares or cash pursuant to a Restricted Stock Unit award, the Participant will be required to include as ordinary income an amount equal to the cash and/or fair market value of any shares of common stock received, (iii) the Company will generally be entitled to a federal income tax deduction equal to the amount of ordinary income taxed to the Participant, and (iv) the Participant shall make an appropriate payment or other provision with respect to any withholding or similar tax requirement.
Stock Incentive Plan Benefits
Because the Compensation Committee has full discretion to determine who will be a Participant, there is no way to predict how many Participants may ultimately receive awards under the Stock Incentive Plan or determine in advance the benefits or amounts that will be received in the future by or allocated to specific officers or employees, or groups thereof, under the Stock Incentive Plan. As a result, the benefits that will be received under the Stock Incentive Plan by the Company’s current executive officers and by all eligible Participants are not currently determinable.
Vote Required
If a quorum exists, the proposed amendment to the Stock Incentive Plan will be adopted and approved if the votes cast at the Annual Meeting in favor of approval and adoption of the amendment to the Stock Incentive Plan to increase the number of shares available for awards under the plan exceed the votes cast against approval and adoption of this amendment to the Stock Incentive Plan. Any shares not voted at the meeting (whether by broker non-votes or otherwise) and any abstentions will have no impact on the vote.
Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL AND ADOPTION OF THE AMENDMENT TO THE JOHNSON OUTDOORS INC. 2020 LONG TERM STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARDS UNDER THE PLAN.

56

PROPOSAL 5: TO ADOPT AND APPROVE AN AMENDMENT TO THE JOHNSON OUTDOORS 2023 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN
The Proposal: Amendment to Increase Shares Available
The Board unanimously approved the adoption of the Johnson Outdoors Inc. 2023 Non-Employee Director Stock Ownership Plan (the “Outside Director Plan”) on December 7th, 2022 and the Company shareholders approved and adopted the Outside Director Plan at the Annual Meeting of Shareholders held on March 1, 2023. The purpose of the Outside Director Plan is to enhance the ability of the Company and its Affiliates (as defined below) to attract and retain qualified outside directors and outside director candidates who will make substantial contributions to the Company’s long-term business growth and to provide meaningful incentives to such persons which are directly linked to the profitability of the Company’s businesses and increases in shareholder value.
The number of shares of Class A Common Stock originally available for awards under the Outside Director Plan was 90,000 shares. As of December 3, 2025, the number of shares available for future issuance under the Outside Director Plan is only 25,807 shares. Accordingly, the Company is proposing an amendment to the Outside Director Plan to approve an additional 100,000 shares of Class A common stock for a total of 190,000 shares authorized under the Outside Director Plan and a total of 125,807 shares available for future grants under the Outside Director Plan. During the 2025 fiscal year, awards representing 32,536 shares of Class A Common Stock were granted to outside directors under the Outside Director Plan. The number of shares subject to awards granted each year will depend on a number of factors considered by the Compensation Committee of the Board, including the dollar value of equity awards to be issued to each outside director as determined by the Compensation Committee and the fair market value of a share of Class A Common Stock on the date of grant. The increase in the number of shares of Class A common stock under the Outside Director Plan is the only amendment to this plan being proposed by the Company for approval by the shareholders.
A summary of the Outside Director Plan appears below. This summary is qualified in its entirety by reference to the full text of the Outside Director Plan which is attached as Appendix B to this Proxy Statement.
Plan Administration Description
The Outside Director Plan is administered by the Compensation Committee of the Board. The Compensation Committee shall be composed of not fewer than two members of the Board, each of whom shall (a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements and (b) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule. If at any time no such committee exists, the Outside Director Plan will be administered by the members of the Board of Directors who do qualify as “non-employee directors” and “independent directors.”
The Compensation Committee has full discretionary power and authority to: (i) designate participants in the Outside Director Plan who are to only be members of the Board who are not employees of the Company or its subsidiaries; (ii) determine the type or types of awards to be granted to each participant under the Outside Director Plan; (iii) determine the number of shares to be covered by awards granted to participants under the Outside Director Plan; (iv) determine the terms and conditions of any award granted to a participant under Outside Director Plan; (v) determine under what circumstances awards granted to participants under the Outside Director Plan may be amended, modified, or cancelled; (vi) interpret and administer the Outside Director Plan and any instrument, agreement or award made under the Outside Director Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint agents for the proper administration of the Outside Director Plan; and (viii) make any other determination and take any other action that the Compensation

57

PROPOSAL 5: TO ADOPT AND APPROVE AN AMENDMENT TO THE JOHNSON OUTDOORS 2023 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

Committee deems necessary or desirable for the administration of the Outside Director Plan. Unless otherwise expressly provided in the Outside Director Plan, all designations, determinations, interpretations and other decisions under the Outside Director Plan shall be within the sole discretion of the Compensation Committee, and will be binding on all parties.
Effective Date
The Outside Director Plan was adopted effective as of December 7, 2022 and was approved by the shareholders of the Company on March 1, 2023. No Awards may be made under the JOI 2023 Director Plan after December 7, 2032, or earlier if terminated by the Board. However, unless otherwise expressly provided in the Outside Director Plan or in an applicable award under the plan, any award granted prior to the termination date may extend beyond such date, and, to the extent set forth in the Outside Director Plan, subject to the authority of the Compensation Committee to amend, alter, adjust, suspend, discontinue or terminate any such award, or to waive any conditions or restrictions with respect to any such award, shall extend beyond the termination date.
Shares Available Under the Outside Director Plan
Subject to adjustment in accordance with the terms of the Outside Director Plan, the maximum number of shares of common stock available for stock options, restricted stock awards or restricted stock units granted under the Outside Director Plan shall be 90,000. The Company is seeking approval from the Company shareholders to increase the number of shares available for awards under the Outside Director Plan to an aggregate total of 190,000, or an increase of 100,000 shares from the number previously available under the plan. Additionally, no participant may be granted awards under the Outside Director Plan that could result in such participant receiving, in any fiscal year of the Company, Stock Options, Restricted Stock or Restricted Stock Units having a grant date fair value of more than $500,000.
Eligible Participant
The Compensation Committee may designate any of the following as a participant under the Outside Director Plan (a “Participant”): any member of the Board who is not an employee of the Company or any entity that, directly or through one or more intermediaries, is controlled by the Company or any other entity in which the Company has a significant interest, all as determined by the Compensation Committee.
Terms of Awards
Stock Options. Subject to the terms of the Outside Director Plan, the Compensation Committee shall determine all terms and conditions of each stock option, including but not limited to: (i) the grant date; (ii) the number of shares subject to the stock option; (iii) the exercise price; (iv) the terms and conditions of exercise, provided that, unless the Compensation Committee provides otherwise in an award or in rules and regulations relating to the Outside Director Plan, a stock option shall be exercised by delivery of a written notice of exercise to the Company and provision for payment of the full exercise price of the shares being purchased pursuant to the stock option and any withholding taxes due; (v) the termination date; and (vi) any vesting criteria and the vesting period. The Company is prohibited from repricing any stock options without obtaining shareholder approval. All stock options must have an exercise price equal to or greater than the fair market value of a share of Class A common stock on the date the option is granted.
Restricted Stock Awards and Restricted Stock Units. Subject to the terms of the Outside Director Plan, the Compensation Committee shall determine all terms and conditions of each award to a Participant of the right to receive cash or shares with a fair market value, which may vest upon the achievement or partial achievement of performance goals or upon the completion of a period of service (“Restricted Stock Units”), or shares that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals or upon the completion of a period of service (“Restricted Stock” and along with Restricted Stock Units, collectively “Restricted Stock Awards”). The Restricted Stock Units and Restricted Stock terms and conditions may include, but are not limited to: (i) the number of shares to which such award relates; and (ii) the period of time, if any, over which, the award can be earned.

58

PROPOSAL 5: TO ADOPT AND APPROVE AN AMENDMENT TO THE JOHNSON OUTDOORS 2023 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

With regard to Restricted Stock Awards, if for any reason other than death a Participant ceases to be a director of the Company prior to completion of the proscribed period of service or if the Participant fails to satisfy any other conditions precedent to the delivery of shares of Common Stock to which a Restricted Stock Units relate or to the vesting of any Restricted Stock, all such Restricted Stock Awards shall be forfeited; provided that the Compensation Committee may vary such conditions in any Award Agreement and may subsequently waive such conditions, in whole or in part, based on service, performance and such other factors or criteria as the Compensation Committee may determine.
Change in Control
In order to preserve a Participant’s rights under an award granted under the Outside Director Plan in the event of a Change in Control of the Company, the Compensation Committee in its discretion may take one or more of the following actions: (i) adjust the terms of the award in a manner determined by the Compensation Committee to reflect the Change in Control (ii) cause the award to be assumed, or new rights substituted therefor, by another entity, or (iii) subject to the limitations of Code section 409A, accelerate or cash out awards. For purposes of the Outside Director Plan, a Change in Control shall be deemed to have occurred if the Johnson Family shall at any time fail to own stock of the Company having, in the aggregate, votes sufficient to elect at least a fifty-one percent (51%) majority of the directors of the Company. “Johnson Family” shall mean at any time, collectively, the estate of Samuel C. Johnson, the widow of Samuel C. Johnson and the children and grandchildren of Samuel C. Johnson, the executor or administrator of the estate or other legal representative of any such person, all trusts for the benefit of the foregoing or their heirs or any one or more of them, and all partnerships, corporations or other entities directly or indirectly controlled by the foregoing or any one or more of them.
Restriction on Transferability
No Stock Options or Restricted Stock Units subject to the Outside Director Plan and no right under the award shall be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution. The Compensation Committee may allow a Participant to designate a beneficiary or beneficiaries to exercise the Participant’s rights and receive any distributions under the Outside Director Plan upon the Participant’s death. However, these transfer restrictions will not prevent a gift or transfer to (i) any trust or other estate in which the Participant has a substantial beneficial interest or serves as trustee; or (ii) any relative or spouse of a Participant, or any relative of the Participant’s spouse.
Termination and Amendment
Except as set forth below, the Board may at any time amend, suspend or terminate the Outside Director Plan; provided, however, that shareholder approval of any amendment of the Outside Director Plan will be obtained if otherwise required by (a) the Internal Revenue Code or any rules promulgated thereunder, (b) the listing requirements of the principal national securities exchange, national securities association or over-the-counter market on which the Class A common stock is then traded, or (c) any other applicable law. The Board is prohibited from amending the Outside Director Plan to permit repricing.
Adjustments
In the event of any stock dividend, stock split, combination or exchange of shares of our Class A common stock, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting such shares, such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Outside Director Plan or any award granted thereunder, then the Compensation Committee may, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number and type of shares of our Class A common stock that may be issued under the Outside Director Plan; (ii) the number and type of shares of our Class A common stock covered by each outstanding award made under the Outside Director Plan; and (iii) the exercise, base or purchase price per share for any outstanding Stock Option and other awards granted under the Outside Director Plan.

59

PROPOSAL 5: TO ADOPT AND APPROVE AN AMENDMENT TO THE JOHNSON OUTDOORS 2023 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

Federal Income Tax Consequences under the Outside Director Plan
The following summary briefly describes certain material U.S. federal income tax consequences of rights under the Outside Director Plan, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws.
Pursuant to the Outside Director Plan, Participants may be granted the following benefits: stock options, shares of Restricted Stock or Restricted Stock Units. The Company shall have the right, upon issuance of shares or payment of cash in respect of an award granted under the Outside Director Plan, to reduce the number of shares or amount of cash, as the case may be, otherwise issuable or payable by the amount necessary to satisfy any federal, state or local withholding taxes or to take such other actions as may be necessary to satisfy any such withholding obligations.
Stock Options. Stock options granted under the Outside Director Plan are generally classified as nonstatutory stock options under the Internal Revenue Code, as amended (the “Code”). With respect to these stock option awards, (i) no income is realized by the Participant at the time the option is granted, (ii) generally, at exercise, ordinary income is realized by the Participant in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, (iii) the Company will generally be entitled to a federal income tax deduction equal to the amount of ordinary income taxed to the Participant, (iv) prior to (or contemporaneous with) the exercise of an option, the Participant shall make an appropriate payment or other provision (which may include the withholding of shares of common stock) with respect to any withholding or similar tax requirement, and (v) upon disposition of the common stock acquired by exercise of the stock option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.
Restricted Stock Awards; Restricted Stock Units. With respect to Restricted Stock, (i) in general, no income is realized by the Participant at the time the Restricted Stock is granted and (ii) when the Restricted Stock becomes transferable or no longer subject to a substantial risk of forfeiture, the Participant will be subject to tax at ordinary income rates on the amount by which the fair market value of the Restricted Stock at such time exceeds the amount, if any, paid for the stock by the Participant. However, a Participant may elect under Code Section 83(b) (which election must be made within 30 days after the date of receipt of the Restricted Stock) to be taxed differently. In such a case (x) ordinary income is realized by the Participant at the time the Restricted Stock is granted, in an amount equal to the amount by which the fair market value of such shares of Restricted Stock at grant exceeds the amount, if any, paid for the stock by the Participant and (y) upon disposition of the shares, the Participant will recognize short-term or long-term capital gain (or loss), depending on how long the shares have been held, measured by the difference between the amount realized on the disposition and the basis of the Restricted Stock, which basis will equal the sum of the purchase price and the amount included in gross income under Code Section 83(b).
With respect to a sale or exchange of the shares after the forfeiture period has expired, the holding period to determine whether the grantee has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares will generally be based on the fair market value of such shares on such date (except that a Code Section 83(b) election will cause the holding period commencement and the tax basis to be determined as of the date of grant). The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the Participant and the Participant shall make an appropriate payment or other provision with respect to any withholding or similar tax requirement when the amount is subject to ordinary income to the Participant.
With respect to Restricted Stock Units, (i) in general, no income is realized by the participant at the time the Restricted Stock Unit is granted, (ii) generally, upon the delivery of shares or cash pursuant to a Restricted Stock Unit award, the Participant will be required to include as ordinary income an amount equal to the cash and/or fair market value of any shares of common stock received, (iii) the Company will generally be entitled to a federal income tax deduction equal to the amount of ordinary income taxed to the Participant, and (iv) the Participant shall make an appropriate payment or other provision with respect to any withholding or similar tax requirement.

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PROPOSAL 5: TO ADOPT AND APPROVE AN AMENDMENT TO THE JOHNSON OUTDOORS 2023 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

Outside Director Plan Benefits
Under the terms of the Outside Director Plan, each non-employee director is entitled to receive an annual award based upon a fair market value approved by the Compensation Committee (which is currently set at $115,000 for fiscal 2026). Nonetheless, the amount and type of such awards for fiscal 2026 and other future years have not been set as of the date of this Proxy Statement and the benefits or amounts to be received in the future by, or allocated to, specific non-employee directors under the Outside Director Plan is not currently determinable but is subject to the full discretion of the Compensation Committee.
Vote Required
If a quorum exists, the proposed amendment to the Outside Director Plan will be adopted and approved if the votes cast at the Annual Meeting in favor of approval and adoption of the amendment to the Outside Director Plan to increase the number of shares available for awards under the plan exceed the votes cast against approval and adoption of this amendment to the Outside Director Plan. Any shares not voted at the meeting (whether by broker non-votes or otherwise) and any abstentions will have no impact on the vote.
Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL AND ADOPTION OF THE AMENDMENT TO THE JOHNSON OUTDOORS INC. 2023 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARDS UNDER THE PLAN.

61

SHAREHOLDER PROPOSALS
All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for presentation at the 2027 Annual Meeting of Shareholders must be received at the offices of the Company, Attention: Corporate Secretary, 555 Main Street, Racine, Suite 342, Wisconsin 53403 by September 10, 2026 (120 days prior to the anniversary date of the mailing of this Proxy Statement) for inclusion in the proxy statement and form of proxy relating to the meeting. In addition, a shareholder who otherwise (other than pursuant to SEC Rule 14a-8) intends to present business at the 2027 Annual Meeting of Shareholders must comply with the requirements set forth in the Company’s Bylaws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not more than 120 days prior to the first anniversary date of the preceding year’s annual meeting and not less than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (namely, proposals shareholders intend to present at the 2027 Annual Meeting of Shareholders but do not intend to have included in the Company’s proxy statement and form of proxy for such meeting) prior to the close of business on November 28, 2026 then the notice will be considered untimely and the Company will not be required to present such proposal at the 2027 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2027 Annual Meeting of Shareholders, then the persons named in the proxies solicited by the Board of Directors for the 2027 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.
In addition to satisfying the notice requirements under the Company Bylaws, to comply with universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than November 28, 2026 which is 90 calendar days prior to the anniversary of this year’s meeting date.

62

OTHER MATTERS
The Company has filed an Annual Report on Form 10-K with the SEC for the fiscal year ended October 3, 2025. This Form 10-K will be mailed on or around January 9, 2026, to each person who is a record or beneficial holder of shares of Class A common stock or Class B common stock on the record date for the Annual Meeting. Pursuant to, and in accordance with, the rules of the SEC, the Company, where allowed, is delivering only one copy of the Company’s 2025 Annual Report on Form 10-K and this Proxy Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Company’s 2025 Annual Report on Form 10-K and/or this Proxy Statement to any shareholder at a shared address to which a single copy of the document was delivered. If you are a shareholder residing at a shared address and would like to request an additional copy of the Company’s 2025 Annual Report on Form 10-K and/or this Proxy Statement now or with respect to future mailings (or to request to receive only one copy of the Annual Report and Proxy Statement if you are currently receiving multiple copies), then you may notify the Company (1) by writing to the Corporate Secretary, Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403 or (2) via email to: proxy@johnsonoutdoors.com.
The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited in person or by telephone by certain officers and employees of the Company. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose. The Company will also reimburse brokerage firms, custodians, nominees, fiduciaries and others for expenses incurred in forwarding proxy material to the beneficial owners of the Company’s common stock.
Neither the Board of Directors nor management intends to bring before the Annual Meeting any matters other than those referred to in the Notice of Annual Meeting and this Proxy Statement. In the event that any other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the proxy forms to vote the shares represented by each such proxy in accordance with their judgment on such matters.

By Order of the Board of Directors

Secretary & Senior Managing Director, Legal Services

January 9, 2026

63

Appendix A
JOHNSON OUTDOORS INC.
2020 LONG-TERM STOCK INCENTIVE PLAN
Section 1: Purpose
The purpose of the Johnson Outdoors Inc. 2020 Long-Term Stock Incentive Plan (the “Plan”) is to enhance the ability of Johnson Outdoors Inc. (the “Company”) and its Affiliates (as defined below) to attract and retain employees who will make substantial contributions to the Company’s long-term business growth and to provide meaningful incentives to such employees which are more directly linked to the profitability of the Company’s businesses and increases in shareholder value. In addition, the Plan is designed to encourage and provide opportunities for stock ownership by such employees which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the shareholders of the Company.
Section 2: History and Status of the Johnson Outdoors Inc. 2010 Long-Term Stock Incentive Plan
Prior to the effective date of this Plan, the Company had in effect the Johnson Outdoors Inc. 2010 Long-Term Stock Incentive Plan (“JOI 2010 LTIP”), which was effective December 14, 2009. The JOI 2010 LTIP Plan terminated December 13, 2019, and as of such date no shares remain available for issuance thereunder, and no new awards are eligible to be granted thereunder after such date. Awards granted under the JOI 2010 LTIP and still outstanding as of the December 13, 2019 termination date will continue to remain outstanding and be subject to all terms and conditions of the JOI 2010 LTIP and the award agreement entered into in connection with such awards.
Section 3: Effective Date
The Plan shall be effective as of December 14, 2019 (“Effective Date”), subject, however, to the approval of the Plan by the shareholders of the Company within twelve (12) months of the date the Plan is adopted (the adoption date by the Board of December 5, 2019, is referred to herein as the “Adoption Date”). The Board and the Committee approved this amended and restated Plan effective as of December 4, 2025, which was subsequently approved by the shareholders at the 2026 annual meeting of shareholders. No Awards may be made under the Plan after December 13, 2029, or if earlier, after termination of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award, any Award granted prior to the termination date may extend beyond such date, and, to the extent set forth in the Plan, the authority of the Compensation Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board and the Compensation Committee to amend the Plan, shall extend beyond such date.
Section 4: Definitions
As used in the Plan, the following terms have the respective meanings set forth below:
(a)	Affiliate means any entity that, directly or through one or more intermediaries, is controlled by the Company.
(b)	Award means any Stock Option, Stock Appreciation Right or Stock Award granted under the Plan.
(c)	Board means the Board of Directors of the Company.
(d)	Code means the Internal Revenue Code of 1986, as amended from time to time.
(e)	Compensation Committee means the Compensation Committee selected by the Board to administer the Plan which shall be composed of not fewer than two members of the Board, each of whom shall

A-1

Appendix A

(a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements and (b) be a “non-employee director” within the meaning of Rule 16b-3 under the 1934 Act (or any successor rule), unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule l6b-3 to apply to transactions under the Plan.
(f)	Common Stock means the Class A Common Stock, $.05 par value, of the Company.
(g)	Company means Johnson Outdoors Inc., a corporation established under the laws of the State of Wisconsin, and its Affiliates.
(h)
Fair Market Value means, with respect to Common Stock, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Compensation Committee; provided, however, that the Fair Market Value shall not be less than the par value of the Common Stock; and provided further, that so long as the Common Stock is listed on any national securities exchange, including, without limitation, the NASDAQ Stock Market, Fair Market Value means the average of the high and low sale prices of a share of Common Stock as quoted on such exchange for the day of determination, or, if otherwise determined in good faith by the Compensation Committee, based upon the average of the high and low sale prices of a share of Common Stock over a series of consecutive trading days prior to the award date, in each case as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable (or if no sales occurred on any such date, the last preceding date on which sales occurred); provided, however, if a share of Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for such share for the day of determination, or, if otherwise determined in good faith by the Compensation Committee, based upon the average of the high and low bid prices of a share of Common Stock over a series of consecutive trading days prior to the award date, in each case as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable. In the absence of an established market for a share of Common Stock, the Fair Market Value shall be determined in good faith by the Compensation Committee.

(i)
Incentive Stock Option, or ISO, means an option to purchase Shares granted under Section 8(b) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(j)	1934 Act means the Securities Exchange Act of 1934, as amended from time to time.
(k)
Nonstatutory Stock Option, or NSO, means an option to purchase Shares granted under Section 8(b) of the Plan that is not intended to meet the requirements of Section 422 of the Code or any successor provision.

(l)	Participant means a person selected by the Compensation Committee as provided under Sections 5 and 6) to receive an Award under the Plan.
(m)	Reporting Person means an individual who is subject to Section 16 under the 1934 Act or any successor rule.
(n)
Restricted Stock means Shares that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals or upon the completion of a period of service.

(o)
Restricted Stock Unit means the right to receive cash or Shares with a Fair Market Value, valued in relation to a unit that has a value equal to the Fair Market Value of a Share, which right may vest upon the achievement or partial achievement of performance goals or upon the completion of a period of service.

(p)	Shares means shares of Common Stock of the Company.
(q)	Stock Appreciation Right, or SAR, means any right granted under Section 8(c) of the Plan.
(r)	Stock Award means an award granted under Section 8(d) of the Plan.
(s)	Stock Option or Option means an Incentive Stock Option or a Nonstatutory Stock Option.

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Section 5: Administration
Compensation Committee Administration
The Plan shall be administered by the Compensation Committee; provided, however, that except as otherwise expressly provided in this Plan, the Board may exercise any power or authority granted to the Compensation Committee under this Plan and, in that case, references herein shall be deemed to include references to the Board. If at any time the Compensation Committee shall not be in existence, the Board shall administer the Plan, and in such case, all references to the Compensation Committee herein shall include the Board.
Subject to the terms of the Plan and applicable law, the Compensation Committee shall have full discretionary power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards granted to Participants; (iv) determine the terms and conditions of any Award granted to a Participant, including any Award agreement related thereto; (v) determine whether, to what extent, and under what circumstances Awards granted to Participants may be amended, modified, or cancelled under Section 10(d) of the Plan; (vi) construe, interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the Plan.
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Compensation Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any employee of the Company or of any Affiliate. The express grant of any specific power to the Compensation Committee, and the taking of any action by the Compensation Committee, shall not be construed as limiting any power or authority of the Compensation Committee. The Compensation Committee may delegate to members of the Board, or committee thereof, or officers or managers of the Company, the authority subject to such terms and conditions as the Compensation Committee shall determine, to perform such functions, including administrative functions, as the Compensation Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) of the 1934 Act for Awards granted to Participants who are then Reporting Persons in respect of the Company.
The Compensation Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant who is then a Reporting Person with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the 1934 Act.
The Compensation Committee and the Board and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company, the Company’s independent auditors, Company consultants or any other agents assisting in the administration of the Plan. Members of the Compensation Committee and the Board, and any officer or employee of the Company acting at the direction or on behalf of the Compensation Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.
Section 6: Eligibility
The Compensation Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or any of its Affiliates or an individual that the Company or an Affiliate has engaged to become an officer or other employee. The Compensation Committee’s designation of a Participant in any year will not require the Compensation Committee to designate such person to receive an Award in any other year.

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Section 7: Shares Available for Awards under this Plan
(a)	Common Shares Available. Subject to adjustment as provided in Section 7(c) or Section 9 below, the maximum number of Shares available for Awards under the Plan shall be 900,000.
(b)
Participant Award Limitations. Subject to adjustment as provided in Section 7(c) or Section 9 below, no Participant may be granted Awards that could result in such Participant receiving, in any fiscal year of the Company (“Fiscal Year”) Options for, Stock Appreciation Rights with respect to, or Stock Awards of more than 150,000 Shares (reduced, in the initial Fiscal Year in which this Plan is effective, by the number of Shares covered by awards granted to a Participant under the JOI 2010 LTIP Plan in such fiscal year, if any).

(c)
Adjustments. In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting Shares, such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or any Award, then the Compensation Committee may, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number and type of Shares that may be issued under the Plan, that may be issued as Stock Awards and Stock Appreciation Rights, or that may be issued to one Participant during any fiscal year; (ii) the number and type of Shares covered by each outstanding Award made under the Plan; and (iii) the exercise, base or purchase price per Share for any outstanding Stock Option, Stock Appreciation Right and other Awards granted under the Plan.

(d)
Replenishment of Shares Under the Plan. If, after the Effective Date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan. Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (A) Shares tendered in payment of an Option, (B) Shares delivered or withheld by the Company to satisfy any tax withholding obligation or (C) Shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

(e)
Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Compensation Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

Section 8: Awards
(a)
General. The Compensation Committee shall determine the type or types of Award(s) (as set forth below) to be made to each Participant and shall approve the terms and conditions of all such Awards in accordance with the terms of the Plan. Awards may be granted singularly, in combination, or in tandem such that the settlement of one Award automatically reduces or cancels the other. Subject to the provisions of Section 10(f) below, Awards may also be made in replacement of, as alternatives to, or as form of payment for grants or rights under any other employee compensation plan or arrangement of the Company, including the plans of any acquired entity.

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(b)	Stock Options. Subject to the terms of this Plan, the Compensation Committee shall determine all terms and conditions of each Option, including but not limited to:
(i)
Whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option; provided that in the case of an Incentive Stock Option, if the aggregate Fair Market Value (determined on the date of grant) of the Shares with respect to which all Incentive Stock Options (within the meaning of Code Section 422) are first exercisable by the Participant during any calendar year (under this Plan and under all other Incentive Stock Option plans of the Company or any Affiliate that is required to be included under Code Section 422) exceeds $100,000, such Option automatically shall be treated as a Nonstatutory Stock Option to the extent this limit is exceeded.

(ii)	The grant date, which may not be any day prior to the date that the Compensation Committee approves the grant.
(iii)	The number of Shares subject to the Option.
(iv)
The exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; provided that no Incentive Stock Option shall be granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company unless the exercise price is at least 110 percent of the Fair Market Value of a Share on the date of grant.

(v)
The terms and conditions of exercise; provided that, unless the Compensation Committee provides otherwise in an Award or in rules and regulations relating to this Plan, an Option, or portion thereof, shall be exercised by delivery of a written notice of exercise to the Company (or its designee) and provision (in a manner acceptable to the Compensation Committee) for payment of the full exercise price of the Shares being purchased pursuant to the Option and any withholding taxes due thereon, including by tendering, by either actual delivery of shares or by attestation, shares valued at their Fair Market Value on the date of exercise, or in a combination of forms. The Compensation Committee may also permit Participants to have the option price delivered to the Company by a broker pursuant to an arrangement whereby the Company, upon irrevocable instructions from a Participant, delivers the exercised Shares to the broker.

(vi)
The termination date, except that each Option must terminate no later than ten (10) years after the date of grant, and each Incentive Stock Option granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate must terminate no later than five (5) years after the date of grant.

(vii)	The exercise period following a Participant’s termination of employment, provided that:
a.
Unless the Compensation Committee provides otherwise, if a Participant shall cease to be employed by the Company or any of its Affiliates, (I) the portion of the Option that is not vested shall terminate on the date of such cessation of employment and (II) the Participant shall have a period ending on the earlier of the Option’s termination date or 90 days from the date of cessation of employment to exercise the vested portion of the Option to the extent not previously exercised. At the end of such period, the Option shall terminate.

b.
In the event of the death of the Participant while employed by the Company or any of its Affiliates, the Option may be exercised at any time prior to the earlier of the Option’s termination date or the first anniversary of the date of the Participant’s death to the extent that the Participant was entitled to exercise such Option on the Participant’s date of death.

(c)	Stock Appreciation Rights. Subject to the terms of this Plan, the Compensation Committee shall determine all terms and conditions of each SAR, including but not limited to:
(i)	Whether the SAR is granted independently of an Option or relates to an Option.

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(ii)	The grant date, which may not be any day prior to the date that the Compensation Committee approves the grant.
(iii)	The number of Shares to which the SAR relates.
(iv)	The grant price, provided that the grant price shall never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.
(v)	The terms and conditions of exercise or maturity.
(vi)	The term, provided that an SAR must terminate no later than 10 years after the date of grant.
(vii)	The exercise period following a Participant’s termination of employment.
(d)
Stock Awards. Subject to the terms of this Plan, the Compensation Committee shall determine all terms and conditions of each Award of Restricted Stock or Restricted Stock Units, including but not limited to:

(i)	The number of Shares to which such Stock Award relates.
(ii)
The period of time, if any, over which, with respect to Restricted Stock or Restricted Stock Units, the risk of forfeiture or restrictions imposed on the Award will lapse, or over which the Award will vest, and whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more performance goals must be achieved during such period, if any, as the Compensation Committee specifies; provided that, subject to the provisions of Section 8(d)(iii), if an Award requires the achievement of performance goals, then the period to which such performance goals relate must be at least one year in length, and if an Award of Restricted Stock is not subject to performance goals, then such Award must have a restriction period of at least one year.

(iii)
Whether, with respect to Restricted Stock, all or any portion of the period of forfeiture or restrictions imposed on the Award will lapse, or whether the vesting of the Award will be accelerated, upon a Participant’s death, disability or retirement.

(iv)
With respect to Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the period of forfeiture or restrictions or to issue such Shares with an appropriate legend referring to such restrictions.

(v)
Whether dividends paid with respect to the Shares subject to or underlying an Award of Restricted Stock or Restricted Stock Units will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate.

With regard to Restricted Stock Awards, the Compensation Committee may at any time adjust performance goals (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the manner in which performance goals are measured, or shorten any performance period or waive in whole or in part any or all remaining restrictions with respect to Shares subject to restrictions, if the Compensation Committee determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions by the Company or its Affiliates, or the occurrence of other unusual, unforeseen or extraordinary events, so warrant.
(e)
Awards to Reporting Persons. It is the intent of the Company that the grant of any Awards to, or other transaction by, a Participant who is a Reporting Person shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any agreement covering an Award does not

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comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).
Section 9: Amendment of Minimum Vesting and Performance Periods; Other Adjustment.
Notwithstanding any provision of this Plan that requires a minimum vesting or performance period for an Award, the Compensation Committee, at the time an Award is granted or any later date, may subject an Award to a shorter vesting or performance period to take into account a Participant’s promotion, or may accelerate the vesting or deem an Award to be earned, in whole or in part, in the event of a Participant’s death, disability or retirement provided that with respect to an Award that is subject to Code Section 409A, the Compensation Committee shall not exercise such authority to the extent that exercise of such authority would cause the Award to fail to satisfy the requirements of Code Section 409A. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Compensation Committee shall, in such manner as it may deem appropriate and equitable (and subject to compliance with Section 409A of the Code), substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per person Award limitations are measured hereunder, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award and (E) any other aspect of any Award that the Compensation Committee determines to be appropriate.
Section 10: General Provisions Applicable to Awards
(a)	No Consideration for Awards. Awards shall be granted to Participants for no cash consideration unless otherwise determined by the Compensation Committee.
(b)
Transferability and Exercisability. No Award subject to the Plan and no right under any such Award shall be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution; provided, however, that if so permitted by the Compensation Committee, a Participant may (i) designate a beneficiary or beneficiaries to exercise the Participant’s rights and receive any distributions under the Plan and Awards upon the Participant’s death and (ii) transfer an Award. Notwithstanding the preceding, the following transfers or other dispositions shall not be deemed to be a violation of the transfer restrictions set forth herein:

A gift or other transfer of Awards issued to (i) any trust or other estate in which such Recipient has a substantial beneficial interest or as to which such Recipient serves as a trustee or in a similar capacity or (ii) any relative or spouse of such Recipient, or any relative of such spouse; provided that any Awards transferred by gift or otherwise pursuant to this subparagraph will continue to be subject to the non-transfer restrictions of this section 10 as though such Awards were held by the Recipient.
(c)
General Restrictions. Each Award shall be subject to the requirement that, if at any time the Compensation Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval have been effected or obtained free of any conditions not acceptable to the Compensation Committee.

(d)	Amendments, Modification, or Cancellation of Awards. Subject to the requirements of the Plan, the Compensation Committee may modify or amend any Award or waive any restrictions or conditions

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applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Compensation Committee and the Participant or any permissible heir, beneficiary or assign thereto as may then have an interest in the Award, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 10(k)), but the Compensation Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award or for the modification or amendment of an Award: (i) to the extent the modification or amendment is deemed necessary by the Compensation Committee to comply with any applicable law (including Code Section 409A) or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (ii) to the extent the modification or amendment is deemed necessary by the Compensation Committee to preserve favorable accounting treatment of any Award for the Company; or (iii) to the extent the Compensation Committee determines that such modification or amendment does not materially and adversely affect the value of an Award or that such modification or amendment is in the best interest of the affected Participant or any heir, beneficiary, or assign thereof. Notwithstanding the foregoing, unless determined otherwise by the Compensation Committee, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.
(e)
Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Compensation Committee under this Section 10 will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in full force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(f)
Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 9 or Section 7(c), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options, Restricted Stock Units, or SARs or cancel outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval. Additionally, the Compensation Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market, without approval of the Company’s shareholders.

(g)
Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Compensation Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Compensation Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Compensation Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

(h)
Tax Withholding. The Company shall have the right, upon issuance of Shares or payment of cash in respect of an Award, to reduce the number of Shares or amount of cash, as the case may be, otherwise issuable or payable by the amount necessary to satisfy any federal, state or local withholding taxes or to take such other actions as may be necessary to satisfy any such withholding obligations. The Compensation Committee may require or permit Shares, including previously acquired Shares and

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Shares that are part of, or are received upon exercise or upon a lapse of forfeiture restrictions of the Award, to be used to satisfy required tax withholding and such Shares shall be valued at their Fair Market Value on the date the tax withholding is effective.
(i)
Documentation of Grants. Awards made under the Plan shall be evidenced by written agreements in such form (consistent with the terms of the Plan) or such other appropriate documentation as shall be approved by the Compensation Committee. The Compensation Committee need not require the execution of any instrument or acknowledgement of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

(j)	Settlement. Subject to the terms of the Plan and any applicable Award, the Compensation Committee shall determine whether Awards are settled in whole or in part in cash, Shares, or other Awards.
(k)
Change in Control. In order to preserve a Participant’s rights under an Award in the event of a Change in Control (as defined below) of the Company, the Compensation Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) adjust the terms of the Award in a manner determined by the Compensation Committee to reflect the Change in Control, including as contemplated by Section 9, (ii) cause the Award to be assumed, or new rights substituted therefore, by another entity, or (iii) subject to the limitations of Code Section 409A, accelerate or cash out Awards. For purposes of this Plan, a Change in Control shall be deemed to have occurred if the Johnson Family (as defined below) shall at any time fail to own stock of the Company having, in the aggregate, votes sufficient to elect at least a fifty-one percent (51%) majority of the directors of the Company. Johnson Family shall mean at any time, collectively, the estate of Samuel C. Johnson, the widow of Samuel C. Johnson and the children and grandchildren of Samuel C. Johnson, the executor or administrator of the estate or other legal representative of any such person, all trusts for the benefit of the foregoing or their heirs or any one or more of them, and all partnerships, corporations or other entities directly or indirectly controlled by the foregoing or any one or more of them. Notwithstanding the foregoing, with respect to an Award that is deferred compensation subject to Code Section 409A, then solely for purposes of determining the timing of payment of such Award, the term, “Change in Control” as defined herein shall be deemed amended to the extent necessary to satisfy the defining of “change in control event” under Coder Section 409A.

(l)
Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith. Without limiting the foregoing, the agreement for any Award that the Compensation Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code, and the provisions of this Plan and the agreement applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Compensation Committee, in its sole discretion and without the consent of any Participant, may amend any agreement covering such Award (and the provisions of the Plan applicable thereto) if and to the extent that the Compensation Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

Section 11: Miscellaneous
(a)
Plan Amendment. The Board may amend, alter, suspend, discontinue or terminate the Plan as it deems necessary or appropriate to better achieve the purposes of the Plan; provided, however, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in the Plan) adversely affect any Award granted and then outstanding under the Plan without the consent of the respective Participant.

(b)
Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided by an applicable Award.

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(i)	A Participant who transfers employment between the Company and any Affiliate of the Company, or between the Company’s Affiliates, will not be considered to have terminated employment;
(ii)
A Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a non-employee Director, a non-employee director of any of its Affiliates, or a consultant to the Company or any of its Affiliates shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iii)	A Participant employed by an Affiliate of the Company will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.
Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon a “separation from service” within the meaning of Code Section 409A.
(c)
No Rights as Shareholder. Only upon issuance of Shares to a Participant (and only in respect to such Shares) shall the Participant obtain the rights of a shareholder, subject, however, to any limitations imposed by the terms of the applicable Award.

(d)
No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Compensation Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(e)
No Guarantee of Tax Treatment. Notwithstanding any provision of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person(s) with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

(f)
Other Company Benefit and Compensation Programs. Except as expressly determined by the Compensation Committee, settlements of Awards received by Participants under this Plan shall not be deemed as part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit or severance program (or severance pay law of any country). The above notwithstanding, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

(g)
Unfunded Plan. Unless otherwise determined by the Compensation Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund(s). The Plan shall not create any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(h)
Successors and Assignees. The Plan shall be binding on all successors and assignees of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

(i)
Governing Law Jurisdiction and Venue. This Plan, and all Awards under this Plan, will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles. The exclusive venue for any legal action or proceeding with respect to this Plan, any Award, or for recognition and enforcement of any judgment in respect of this Plan, shall be a court sitting in the County of Racine, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin.

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(j)
Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Compensation Committee determines appropriate, including, without limitation, provisions for:

(i)
Conditioning the grant or benefit of an Award on the Participant’s agreement to comply with covenants not to compete, not to solicit employees and customers and not to disclose confidential information that may be effective during or after the Participant’s employment, or provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award as a result of the breach of such covenant;

(ii)
The payment of the purchase price of Options, (A) by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (B) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the Shares and deliver the sale proceeds directly to the Company to pay for the exercise price, (C) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (D) by any combination of (A), (B) or (C);

(iii)	Restrictions on resale or other disposition of Shares, including imposition of a retention period;
(iv)	Compliance with federal or state securities laws and stock listing requirements; and
(v)
Provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award under other circumstances, including restatement of Company financial statements. Without limiting the foregoing, the Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or his or her beneficiary and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”), provided that the following conditions are satisfied: (1) there is an accounting restatement of the Company’s financial statements or results and (2) the restatement results from a noncompliance by the Company with any requirements under or related to the federal securities laws. In such an event, the clawback will be in an amount of up to the total economic gain from any stock-based grants within the three-year period preceding the restatement. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company, in its discretion, determines to be necessary or appropriate to comply with any Clawback Policy.

(k)
Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(l)
Severability. If any provision of this Plan or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable or as to any person or Award or (ii) would disqualify this Plan, any Award under any law the Compensation Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Compensation Committee, materially altering the intent of this Plan, such Award, then such provision should be stricken as to such, person or Award, and the remainder of this Plan, such Award will remain in full force and effect.

A-11

Appendix B
JOHNSON OUTDOORS INC.
2023 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN
Section 1. Purpose
The purpose of the Johnson Outdoors Inc. 2023 Non-Employee Director Stock Ownership Plan (the “Plan”) is to promote the long-term growth and financial success of Johnson Outdoors Inc. (the “Company”) by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company’s non-employee directors and its shareholders.
Section 2. Definitions
As used in the Plan, the following terms have the respective meanings set forth below:
(a)	“Award” means any Stock Option, Restricted Stock or Restricted Stock Unit granted under the Plan.
(b)
“Award Agreement” means a written or electronic agreement between the Company and a Participant, in such form as may be approved by the Committee, setting forth the terms, conditions and restrictions of an Award granted to a Participant under the Plan.

(c)
“Black-Scholes Model” means the Black-Scholes Option Pricing Model, which shall be used to calculate the fair value of Stock Option grants under the Plan, as of the date of such grant. Six factors are required to calculate the value of a Stock Option using the Black-Scholes Model: the Stock Option’s exercise price; the current market price of the Common Stock; the dividend yield of the Common Stock; the Stock Option’s time to expiration; the risk-free market rate of return; and the future volatility of the Common Stock. Only the future volatility of the Common Stock cannot be objectively determined. In connection with using the Black-Scholes Model to calculate the fair value of Stock Option grants under the Plan, the Committee may approve the use by the Company of such variations of the Black-Scholes Model and parameters and procedures respecting the Black-Scholes Model, including, without limitation, parameters and procedures used to measure the historical volatility of the Common Stock as of the relevant grant date, as the Committee deems reasonably appropriate in its sole discretion.

(d)	“Board” means the Company’s Board of Directors.
(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor provisions thereto.
(e)
“Change of Control” means if, in a single transaction or series of related transactions, the Johnson Family (as defined below) shall at any time fail to own stock of the Company having, in the aggregate, votes sufficient to elect at least a fifty-one percent (51%) majority of the directors of the Company. Johnson Family shall mean at any time, collectively, the estate of Samuel C. Johnson, the widow of Samuel C. Johnson and the children and grandchildren of Samuel C. Johnson, the executor or administrator of the estate or other legal representative of any such person, all trusts for the benefit of the foregoing or their heirs or any one or more of them, and all partnerships, corporations or other entities directly or indirectly controlled by the foregoing or any one or more of them. Notwithstanding the foregoing, with respect to an Award that is deferred compensation subject to Code Section 409A, then solely for purposes of determining the timing of payment of such Award, the term, “Change of Control” as defined herein shall be deemed amended to the extent necessary to satisfy the defining of “change in control event” under Code Section 409A.

The Committee in its sole discretion will determine if there has been a Change of Control.

B-1

Appendix B

(f)
“Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board designates to administer the Plan. The Committee shall consist of not less than two directors, each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3. If at any time the Committee shall not be in existence, then the members of the Board that qualify as non-employee directors shall administer the Plan and shall be deemed to be the Committee for purposes of the Plan.

(g)
“Common Stock” means the Class A Common Stock, $.05 par value per share, of the Company and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 5(b) of the Plan.

(h)
“Fair Market Value” means the fair market value of the Common Stock determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that the Fair Market Value shall not be less than the par value of the Common Stock; and provided further, that so long as the Common Stock is traded on a national securities exchange, such as the NASDAQ Stock Market, the Fair Market Value shall be the average of the high and low prices of a share of Common Stock on the principal securities exchange on which the Common Stock is traded on the applicable date of determination (or if no sales occurred on such date, the last preceding date on which sales occurred); provided, however, that if the principal market for the Common Stock is an over-the-counter market, the Fair Market Value shall be the average of the bid and asked prices of a share of Common Stock in the applicable over-the-counter market on the specified date, as reported by the National Association of Securities Dealers (or if no sales occurred on such date, the last preceding date on which sales occurred). The determination of Fair Market Value shall comply with Section 409A and Treasury Regulation Section 1.409A-1(b)(5)(iv) promulgated thereunder.

(i)	“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
(j)
“Participant” means a member of the Board who is not an employee of the Company, any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant interest as determined by the Committee.

(k)	“Restricted Stock” means an Award to a Participant comprised of shares of Common Stock granted under Section 7(b) of the Plan.
(l)
“Restricted Stock Unit” means an Award of a right granted to a Participant under Section 7(c) of the Plan to receive a share of Common Stock at the end of a specified period, which right shall be conditioned on the satisfaction of specified performance, service or other criteria.

(m)	“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act, or any successor provisions thereto.
(n)	“Section 409A” means Section 409A of the Code and Department of Treasury regulations and other applicable interpretive guidance issued thereunder, including those issued after the date hereof.
(o)	“Stock Option” means an Award in the form of the right to purchase a specified number of shares of Common Stock at a specified price during a specified period granted under Section 7(a) of the Plan.
Section 3. Effective Date
The Plan shall become effective on December 7th, 2022, subject to approval of the Plan by the shareholders of the Company at the 2023 annual meeting of shareholders. The Board and the Committee approved this amended and restated Plan effective as of December 4, 2025, which was subsequently approved by the shareholders at the 2026 annual meeting of shareholders. No awards may be made under the Plan after December 7th, 2032 or the date of any earlier termination of the Plan by the Board.

B-2

Appendix B

Section 4. Administration
The Committee shall be responsible for administering the Plan. The Committee shall have the sole power and authority: (a) to interpret the Plan; (b) to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan; and (c) to determine what form of Awards are to be granted under the Plan, and to determine the terms and conditions of any Award granted under the Plan (including, but not limited to, the number of shares, the share price, any restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Award), which terms and conditions shall, in every case, be set forth or incorporated by reference in the Award Agreement and shall be consistent with the provisions of the Plan. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons, including, without limitation, the Company, the shareholders, the directors (as Participants) and any persons having any interests in any Awards which may be granted under the Plan.
Section 5. Stock Available for Awards
(a)
Common Stock Available. The aggregate number of shares of Common Stock available for Awards under the Plan shall be 190,000 shares of Common Stock (subject to adjustment pursuant to Section 5(b) hereof).

(b)
Adjustments and Reorganizations. In the event that the Committee shall determine that any dividend (other than a normal cash dividend) or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be necessary or appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to Participants under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of the (i) number and type of securities or other property available under the Plan and that thereafter may be made the subject of Awards under the Plan, and (ii) number and type of securities or other property subject to outstanding Awards and the exercise price of outstanding Stock Options, provided any such adjustments are consistent with the effect on shareholders arising from any such action. The Committee may also make such similar appropriate adjustments in the calculation of Fair Market Value as it deems necessary or appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to Participants under the Plan. Notwithstanding the foregoing, (x) Stock Options subject to grant or previously granted under the Plan at the time of any event described above shall be subject to only such adjustment as shall be necessary to maintain the proportionate interest of the Participant and preserve, without exceeding, the value of such Stock Options, and (y) the number of shares of Common Stock subject to Restricted Stock or Restricted Stock Units under the Plan at the time of any event described above shall be subject to only such adjustment as shall be necessary to maintain the relative proportionate interest represented by such Restricted Stock or Restricted Stock Units immediately prior to any such event.

(c)
Change of Control. In order to preserve a Participant’s rights under outstanding Awards in the event of a Change of Control, the Committee in its discretion may, at the time the Award is granted or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of any Stock Options or the lapsing of any forfeiture provisions on any Restricted Stock or Restricted Stock Units; (ii) provide for the purchase or cancellation of each outstanding Stock Option for an amount of cash or other property equal to the difference between the net amount per share payable to holders of Common Stock in the Change of Control or as a result of the Change of Control and the exercise price per share of the Stock Option and provide for the purchase or cancellation of each outstanding Restricted Stock Unit for an amount of cash or other

B-3

Appendix B

property equal to the net amount per share payable to holders of Common Stock in the Change of Control or as a result of the Change of Control; (iii) adjust the terms of any Stock Options, Restricted Stock or Restricted Stock Units in the manner determined by the Committee to reflect the Change of Control; (iv) cause any Award to be assumed or a new right substituted for the Award by another entity; or (v) make such other provision as the Committee may consider equitable in its discretion and in the best interests of the Company. If the terms of Section 5(b) and Section 5(c) would apply to a transaction, then the transaction will be subject to this Section 5(c) and not Section 5(b).
(d)
Common Stock Usage. If, after the effective date of the Plan, any shares of Common Stock covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares of Common Stock or of other consideration issuable or payable pursuant to such Award and if such forfeiture, termination, expiration or cancellation occurs prior to the payment of dividends or the exercise by the holder of other indicia of ownership of the shares of Common Stock to which the Award relates, then the number of shares of Common Stock counted against the number of shares of Common Stock available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan.

Section 6. Awards
(a)
Annual Awards. The Company may issue to each Participant, on the first business day following each annual meeting of shareholders of the Company until the Plan is terminated, an Award consisting of any combination of Stock Options, Restricted Stock and/or Restricted Stock Units as determined by the Committee (an “Annual Award”). A Participant’s Annual Award shall have an aggregate value (calculated as of the date of the Annual Award using the Black-Scholes Model for Stock Options and Fair Market Value for Restricted Stock and Restricted Stock Units) equal to such amount as the Committee may approve in connection with the Annual Award. A Participant who is first appointed as a director of the Company after an annual meeting of shareholders of the Company and who receives on the date of appointment an Initial Award pursuant to Section 6(b) hereof shall be eligible to receive an Annual Award pursuant to this Section 6(a) on the first business day following the immediately next ensuing annual meeting of shareholders of the Company. The Committee shall specifically approve each grant of an Annual Award to a continuing director.

(b)
Awards Upon Initial Appointment. If a Participant initially is appointed as a director during the existence of the Plan other than by election at an annual meeting of shareholders of the Company, the Committee may issue to such Participant, on the date on which such Participant is first appointed as a director, an Award in the form and with a pro rata aggregate value of the Annual Award such Participant would have received if such Participant had been a director on the first business day following the most recent annual meeting of shareholders of the Company immediately preceding such Participant’s appointment as a director (the “Initial Award”). The pro rata aggregate value of such Annual Award shall be determined by dividing the number of days remaining until the immediately next ensuing annual meeting of shareholders of the Company following such director’s appointment to the Board by 365 days and multiplying such fraction by the most recent Annual Award value approved by the Committee. The Committee shall specifically approve each grant of the Initial Award to a newly appointed director. An Initial Award shall be valued as of the date of grant (calculated using the Black-Scholes Model for Stock Options and Fair Market Value for Restricted Stock and Restricted Stock Units).

(c)
Award Agreements. All Awards made under the Plan shall be evidenced by an Award Agreement in such form as the Committee shall prescribe. The Committee need not require the execution of any Award Agreement, in which case receipt of such Award Agreement by the respective Participant will constitute agreement to the terms of the Award Agreement.

B-4

Appendix B

Section 7. Terms of Awards
(a)
Stock Options. Each Award Agreement for the grant of a Stock Option shall specify: the term of the Stock Option; the number of shares of Common Stock for which the Stock Option is exercisable; the exercise price; any vesting or other restrictions which the Committee may impose; and any other terms and conditions as shall be determined by the Committee at the time of grant of the Stock Option. The per share exercise price of any Stock Option granted under the Plan shall be the Fair Market Value of a share of Common Stock on the date of the grant. Any Stock Option shall be exercisable according to the terms of the Plan and at such times and under such conditions as are determined by the Committee and set forth in the Award Agreement. A Stock Option shall be deemed exercised when the Company receives: [a] written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Option, and [b] full payment for the shares of Common Stock with respect to which the Stock Option is exercised. The exercise price shall be payable at the time of exercise in cash, previously acquired shares of Common Stock valued at their Fair Market Value or such other forms or combinations of forms of consideration as the Committee may approve. Each Stock Option shall expire at such time as the Committee shall determine when it is granted, which shall be set forth in the Award Agreement, provided that no Stock Option shall have a term of more than ten years. The Company shall issue (or cause to be issued) the shares of Common Stock purchased promptly after the exercise of a Stock Option by the Participant.

(b)
Restricted Stock. Each Award Agreement for the grant of Restricted Stock shall specify: the period (the “Restricted Period”) during which the Restricted Stock may be subject to forfeiture and terms pursuant to which the Restricted Stock will vest, which may include the attainment of specified performance goals, length of service or such other factors or criteria as the Committee shall determine; the number of shares of Restricted Stock subject to the Award; and any other terms and conditions as shall be determined by the Committee at the time of grant of the Restricted Stock. Each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock unless otherwise provided in the Award Agreement. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award in substantially the form set forth in the Award Agreement. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award. Except as provided in this Section, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends. Unless otherwise provided in the Award Agreement, any dividends payable with respect to any unvested Restricted Stock shall be automatically deferred and shall be payable immediately upon vesting of the shares of Restricted Stock to which such dividends relate.

(c)
Restricted Stock Units. Each Award Agreement for the grant of Restricted Stock Units shall specify: the period (the “RSU Period”) during which the Restricted Stock Units may be subject to forfeiture and the terms pursuant to which the Restricted Stock Units will vest, which may include the attainment of specified performance goals, length of service or such other factors or criteria as the Committee shall determine; the number of shares of Common Stock subject to the Restricted Stock Units; and any other terms and conditions as shall be determined by the Committee at the time of grant of the Award. The Company shall distribute one share of Common Stock for each Restricted Stock Unit that vests immediately after the end of the applicable RSU Period; provided that, as determined by the Committee, an Award Agreement may permit such recipient to elect to defer issuance of any shares of Common Stock that such recipient may be entitled to receive thereunder as permitted under Section 409A.

B-5

Appendix B

Section 8. General Provisions Applicable to Awards
(a)
Transferability of Stock Options and Restricted Stock Units. Stock Options and Restricted Stock Units granted under the Plan shall not be transferable other than by will or under the laws of descent and distribution, except as otherwise provided by the Committee.

(b)
Legend on Certificates. The Committee may cause a legend or legends to be put on any certificates for shares of Common Stock delivered under the Plan pursuant to any Award to make appropriate references to any applicable transfer restrictions.

(c)
Termination of Directorship. If for any reason other than death a Participant ceases to be a director of the Company while holding a vested Stock Option granted under the Plan, such Stock Option shall continue to be exercisable for a period of three years (or such other period set forth in the Award Agreement) after such termination or the remainder of the Stock Option term, whichever is shorter (any unvested Stock Option shall be cancelled as of the date of such termination). If for any reason other than death a Participant ceases to be a director of the Company, any unvested Stock Option granted under the Plan and held by the director shall be cancelled as of the date of such termination. If for any reason other than death a Participant ceases to be a director of the Company during the RSU Period for any Restricted Stock Units or the Restricted Period for any Restricted Stock, or if a Participant fails to satisfy any other conditions precedent to the delivery of shares of Common Stock to which any Restricted Stock Units relate or to the vesting of any Restricted Stock, all such Restricted Stock Units or Restricted Stock shall be forfeited; provided that the Committee may vary such conditions in any Award Agreement and may subsequently waive such conditions, in whole or in part, based on service, performance and such other factors or criteria as the Committee may determine; provided, further, that, if a Participant retires as a director at or in connection with an annual meeting of shareholders of the Company and such unvested Stock Option or any unvested Restricted Stock Units or unvested Restricted Stock would otherwise vest around the time of such annual meeting in connection with the anniversary date of the original Award grant, then such unvested Stock Option, unvested Restricted Stock Units or unvested Restricted Stock shall immediately vest without further action by the Committee as of immediately prior to such annual meeting pursuant to which such director is retiring. In the event a Participant dies, any unvested Award granted to such Participant shall immediately vest and, in the case of Stock Options, be exercisable by, the designated beneficiary, or, in the absence of a designated beneficiary, by will or in accordance with the laws of descent and distribution for a period of three years (or such other period set forth in the Award Agreement) following the date of death.

(d)
Plan Amendment. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan, including without limitation an amendment to decrease or increase the amount or schedule of the Awards under Section 5; provided, however, that shareholder approval of any amendment of the Plan shall be obtained if otherwise required by (i) the Code or any rules promulgated thereunder, (ii) the listing requirements of the principal national securities exchange, national securities association or over-the-counter market on which the Common Stock is then traded, or (iii) any other applicable law. Termination of the Plan shall not affect the rights of Participants with respect to any Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions. Notwithstanding the foregoing, the Board is precluded from amending Section 8(e) of the Plan without shareholder approval.

(e)
Repricing Prohibited. Notwithstanding anything in the Plan to the contrary, and except for the adjustments provided in Section 5(b), the Committee and the Board are prohibited from decreasing the exercise price for any outstanding Stock Option or Restricted Stock Unit granted to a Participant under the Plan after the date of grant or allowing a Participant to surrender an outstanding Stock Option or Restricted Stock Units granted under the Plan to the Company as consideration for the grant of a new Stock Option or new award of Restricted Stock Units with a lower exercise price or from cancelling outstanding Stock Options or Restricted Stock Units in exchange for cash, other awards or Stock Options or Restricted Stock Units with an exercise price that is less than the exercise price of the original Stock Options or Restricted Stock Units, in any case without shareholder approval.

B-6

Appendix B

(f)
No Rights as Shareholder. No Participant shall have any voting or dividend rights or other rights as a shareholder with respect to any shares of Common Stock subject to a Stock Option or a Restricted Stock Unit granted under the Plan before the date the shares are issued to the Participant (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

(g)	No Right to Continue as Director. Nothing contained in the Plan or any agreement under the Plan will confer upon any Participant any right to continue to serve as a director of the Company.
(h)
Severability. If any provision of the Plan or any Stock Option or other form of Award Agreement, if any, or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify the Plan or any Stock Option or other form of Award Agreement under any law deemed applicable by the Committee, then such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Stock Option or other Award Agreement, if any, or Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan, any such Stock Option or other Award Agreement and any such Award shall remain in full force and effect.

(i)
Governing Law. The validity, construction and effect of the Plan, any Stock Option or other form of Award Agreement and any Award, and any actions taken under or relating to the Plan, any Stock Option or other Award Agreement and any Award shall be determined in accordance with the internal laws of the State of Wisconsin and applicable federal law.

(j)	Compliance.
(i)
In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Awards or any shares of Common Stock with respect to which an Award may be or shall have been granted or exercised, or to qualify any such Awards or shares under the Securities Act of 1933, as amended, or any other statute, then the Participants shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Awards or shares.

(ii)
Unless the Company has determined that the following representation is unnecessary, each person exercising a Stock Option or receiving shares of Common Stock under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Stock Option or Award, to make a representation in writing (a) that he or she is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, and (b) that before any transfer in connection with the resale of such shares, he or she will obtain the written opinion of counsel to the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

(iii)
All Awards and transactions under the Plan are intended to comply with any applicable exemptive conditions under Rule 16b-3, and the Committee shall interpret and administer the Plan, Award Agreements, and any Plan guidelines in a manner consistent therewith. All Awards under the Plan shall be deemed approved by the Committee and shall be deemed an exempt purchase under Rule 16b-3.

(iv)
It is the intention of the Company that no payment or entitlement pursuant to the Plan will give rise to any adverse tax consequences to a Participant under Section 409A. The Plan shall be interpreted to that end and, consistent with that objective and notwithstanding any provision herein to the contrary, the Company may unilaterally take any action it deems necessary or desirable to amend any provision herein to avoid the application of or excise tax or other penalties under Section 409A, including any actions to exempt an award from Section 409A or comply with the requirements of Section 409A. Further, no effect shall be given to any provision herein in a manner that reasonably could be expected to give rise to adverse tax consequences under Section 409A. Neither the

B-7

Appendix B

Company nor its current or former employees, officers, directors, representatives or agents shall have any liability to any current or former Participant with respect to any accelerated taxation, additional taxes, penalties or interest for which any current or former Participant may become liable in the event that any amounts payable under the Plan are determined to violate Section 409A.
(k)
Tax Withholding. Whenever shares of Common Stock, cash or other property are to be issued pursuant to an Award, the Company shall have the power to require the recipient of the shares, cash or other property to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements. Unless otherwise determined by the Committee, withholding obligations may be settled with shares of Common Stock (at their Fair Market Value), including shares of Common Stock that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The maximum number of shares that a Participant may use toward satisfying the withholding reimbursement shall not exceed the minimum funding required for the withholding. Where a Participant’s withholding reimbursement obligation arises by reason of the Participant’s election under Section 83(b) of the Code with respect to the Award, the Participant may not remit unvested shares in satisfaction of the Participant’s withholding reimbursement obligation.

(l)
Participant Award Limitations. Subject to adjustment as provided in Section 5(b), no Participant may be granted Awards that could result in such Participant receiving, in any fiscal year of the Company Stock Options, Restricted Stock or Restricted Stock Units having a grant date fair value of more than $500,000.

B-8

JOHNSON OUTDOORS INC.
555 MAIN ST., SUITE 342
RACINE, WI 53403

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**JOHNSON OUTDOORS INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) Paul G. Alexander
02) John M. Fahey, Jr.
03) Jeffrey M. Stutz

**The Board of Directors recommends you vote FOR the following proposals:**

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**CLASS A**

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held virtually on Thursday, February 26, 2026, at 8:00 a.m. Central Standard Time (CST). These materials include our 2026 Proxy Statement, a proxy voting card and return envelope, as well as our Form 10-K Annual Report. If you have any questions, please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6655 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's Fiscal 2025 Annual Report, which is available online at https://www.johnsonoutdoors.com/annual-report.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

V81189-P39885

**JOHNSON OUTDOORS INC.**
**Annual Meeting of Shareholders**
**February 26, 2026 8:00 a.m. (CST)**
**This proxy is solicited by the Board of Directors**

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and GALO I. VARGAS, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated on the reverse side, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the virtual Annual Meeting of Shareholders of such corporation to be held on Thursday, February 26, 2026 at 8:00 a.m. CST, and at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; "FOR" THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING OCTOBER 2, 2026; "FOR" THE APPROVAL OF THE NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; "FOR" THE ADOPTION AND APPROVAL OF THE AMENDMENT TO THE JOHNSON OUTDOORS INC. 2020 LONG-TERM STOCK INCENTIVE PLAN; "FOR" THE ADOPTION AND APPROVAL OF THE AMENDMENT TO THE JOHNSON OUTDOORS INC. 2023 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

JOHNSON OUTDOORS INC.
555 MAIN ST., SUITE 342
RACINE, WI 53403

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/JOUT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to stop receiving paper proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81190-P39885 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**JOHNSON OUTDOORS INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________

**Nominees:**

01) Helen P. Johnson-Leipold
02) Liliann Annie Zipfel
03) Katherine Button Bell
04) Edward F. Lang
05) Richard ("Casey") Sheahan
06) Edward Stevens

**The Board of Directors recommends you vote FOR the following proposals:**

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**CLASS B**

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held virtually on Thursday, February 26, 2026, at 8:00 a.m. Central Standard Time (CST). These materials include our 2026 Proxy Statement, a proxy voting card and return envelope, as well as our Form 10-K Annual Report. If you have any questions, please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6655 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's Fiscal 2025 Annual Report, which is available online at https://www.johnsonoutdoors.com/annual-report.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

V81191-P39885

**JOHNSON OUTDOORS INC.**
**Annual Meeting of Shareholders**
**February 26, 2026 8:00 a.m. (CST)**
**This proxy is solicited by the Board of Directors**

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and GALO I. VARGAS, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated on the reverse side, all shares of Class B common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the virtual Annual Meeting of Shareholders of such corporation to be held on Thursday, February 26, 2026 at 8:00 a.m. CST, and at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; "FOR" THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING OCTOBER 2, 2026; "FOR" THE APPROVAL OF THE NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; "FOR" THE ADOPTION AND APPROVAL OF THE AMENDMENT TO THE JOHNSON OUTDOORS INC. 2020 LONG-TERM STOCK INCENTIVE PLAN; "FOR" THE ADOPTION AND APPROVAL OF THE AMENDMENT TO THE JOHNSON OUTDOORS INC. 2023 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.